                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]            Preliminary Proxy Statement
[ X ]            Definitive Proxy Statement
[   ]            Definitive Additional Materials
[   ]            Soliciting Material Pursuant to Section 240.1a-11(c) or
                 Section 240.1a-12


                                    ULTRAK, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                    ULTRAK, INC.
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[   ]            $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(I), or
                 14a-6(j)(2)
[   ]            $500 per each party to the controversy pursuant to Exchange
                 Act Rule 14a-6(i)(3)
[   ]            Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                 and 0-11

                 1) Title of each class of securities to which transaction applies:

                 2) Aggregate number of securities to which transaction applies:

                 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):

                 4)       Proposed maximum aggregate value of transaction:

[ X ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 1)       Amount previously paid:  $125

                 2)       Form, Schedule or Registration Statement No.:
                          Schedule 14A

                 3)       Filing Party:  Ultrak, Inc.

                 4)       Date Filed:  April 6, 1995

- -------------------

(1) Set forth amount on which the filing is calculated and state how it was determined.

                                  ULTRAK, INC.
                        1220 CHAMPION CIRCLE, SUITE 100
                            CARROLLTON, TEXAS  75006


                                                                  April 28, 1995

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Ultrak, Inc. to be held at 3000 Thanksgiving Tower, Dallas, Texas 75201 at 9:00 a.m., Dallas time, on Thursday, May 25, 1995.

         The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the Meeting, which includes voting on a proposal to change the Company's state of incorporation from Colorado to Delaware, the election of five directors and the approval of independent certified public accountants of the Company.

         Directors and officers of the Company will be present to help host the meeting and to respond to any questions that our shareholders may have. I hope you will be able to attend.

         The Company's Board of Directors believes that a favorable vote for the reincorporation of the Company in the State of Delaware is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" the proposal. The Company's Board of Directors believes that a favorable vote for each person nominated to serve as a director of the Company and for approval of Grant Thornton LLP as the firm of independent certified public accountants to audit the accounts of the Company for the fiscal year ending December 31, 1995 are in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each such director and "FOR" approval of Grant Thornton LLP as the Company's independent certified public accountants. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

         Please sign, date and return the enclosed Proxy without delay. If you attend the Meeting, you may vote in person even if you have previously mailed a Proxy.

                                                     Sincerely,


                                                     George K. Broady
                                                     Chairman of the Board

                                  ULTRAK, INC.
                        1220 CHAMPION CIRCLE, SUITE 100
                            CARROLLTON, TEXAS  75006


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 25, 1995

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Ultrak, Inc. (the "Company" or "Ultrak") will be held at 3000 Thanksgiving Tower, Dallas, Texas 75201 on Thursday, May 25, 1995 at 9:00 a.m. Dallas, Texas time, for the following purposes:

         (1) to consider and act upon a proposal to change the state of incorporation of the Company, effective as of December 29, 1995, from Colorado to Delaware by adoption of a Plan and Agreement of Merger (a copy of which is set forth in the Proxy Statement) pursuant to which the Company will be merged with and into a newly formed Delaware subsidiary wholly-owned by the Company. The merger, if approved and made effective, will result in important changes in the Certificate of Incorporation and By-Laws of the Company and in the rights of shareholders, as more fully set forth in the Proxy Statement;

         (2) to elect five directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

         (3) to consider and act upon a proposal to approve the selection by the Board of Directors of Grant Thornton LLP as the firm of independent certified public accountants to audit the accounts of the Company for the fiscal year ending December 31, 1995; and

         (4) to transact such other business as may properly come before the Meeting or any adjournment thereof.

         The close of business on April 14, 1995 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. For a period of at least ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting shall be open to the examination of any shareholder during ordinary business hours at the offices of the Company at 1220 Champion Circle, Suite 100, Carrollton, TX 75006.

         Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED

PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors,



                                             Tim D. Torno
                                             Secretary

Carrollton, Texas
April 28, 1995

                                  ULTRAK, INC.
                        1220 CHAMPION CIRCLE, SUITE 100
                            CARROLLTON, TEXAS  75006


                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 25, 1995


         This Proxy Statement is being first mailed on April 14, 1995 to shareholders of Ultrak, Inc., a Colorado corporation (the "Company" or "Ultrak"), by the Board of Directors to solicit proxies (the "Proxies") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at 3000 Thanksgiving Tower, Dallas, Texas 75201 on Thursday, May 25, 1995, at 9:00 a.m., Dallas, Texas time or at such other time and place to which the Meeting may be adjourned.

         The purpose of the Meeting is to consider and act upon (i) a proposal to change the state of incorporation of the Company from Colorado to Delaware by adoption of a Plan and Agreement of Merger pursuant to which the Company will be merged with and into a newly formed Delaware subsidiary wholly-owned by the Company; (ii) the election of five directors; (iii) the approval of independent certified public accountants; and (iv) such other matters as may properly come before the Meeting or any adjournment thereof.

         All shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted FOR (i) the change of the state of incorporation of the Company from Colorado to Delaware; (ii) the election of the five persons named under "Election of Directors" as nominees for election as directors of the Company; (iii) the approval of Grant Thornton LLP as the firm of independent certified public accountants to audit the accounts of the Company for the fiscal year ending December 31, 1995; and (iv) at the discretion of the Proxy holders with regard to any other matters that may properly come before the Meeting or any adjournment thereof. Where a shareholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly.

         The Proxy may be revoked at any time by providing written notice of such revocation to the person named as proxy, by voting in person at the Meeting or by giving a later Proxy.

                       RECORD DATE AND VOTING SECURITIES

         The record date for determining the shareholders entitled to vote at the Meeting will be the close of business on April 14, 1995 (the "Record Date"), at which time the Company had issued and outstanding approximately 6,555,619 shares of Common Stock, no par value ("Common Stock"), and 195,351 shares of Series A 12% Cumulative Convertible Preferred Stock, $5.00 par value ("Series A Preferred Stock") (the Common Stock and the Series A Preferred Stock are sometimes collectively referred to herein as the "Voting Shares"). The Voting Shares constitute the only outstanding voting securities of the Company entitled to be voted at the Meeting.

                               QUORUM AND VOTING

         The presence, in person or by Proxy, of the holders of Voting Shares holding a majority of the votes entitled to be cast is necessary to constitute a quorum at the Meeting. Each holder of shares of Common Stock is entitled to one vote and each holder of shares of Series A Preferred

Stock is entitled to 16.667 votes with respect to each matter (including the reincorporation of the Company and the election of directors) to be voted on at the Meeting. Assuming the presence of a quorum, the affirmative vote equal to at least a majority of the votes cast at the Meeting, in person or by Proxy, is required for approval of the change of the state of incorporation of the Company from Colorado to Delaware, election of directors and approval of independent public accountants. Abstentions will be included in vote totals and, as such, will have the same effect as a negative vote. Where nominee recordholders do not vote on specific issues because they did not receive specific instructions on such proposal from the beneficial owners of such shares ("broker nonvotes"), such broker nonvotes will not be included in vote totals and, as such, will not be considered as votes cast.

                   REINCORPORATION OF THE COMPANY IN DELAWARE

GENERAL

         On March 10, 1995, the Board of Directors of the Company at a special meeting approved a proposal to change the Company's state of incorporation to Delaware effective as of December 29, 1995, and to submit such proposal to the Company's shareholders. At the Meeting, the shareholders will be asked to consider and act upon the proposal to change the state of incorporation of the Company from Colorado to Delaware. This change will be accomplished by merging the Company into Ultrak, Inc., a Delaware corporation (herein referred to as "Ultrak-Delaware" or the "Surviving Corporation"), which is a wholly-owned Delaware subsidiary of the Company formed solely for that purpose.

         The merger of the Company into Ultrak-Delaware will be effected pursuant to the Plan and Agreement of Merger (the "Agreement") between the Company and Ultrak-Delaware attached hereto as Exhibit A. The Agreement provides that, when the merger becomes effective, Ultrak-Delaware will continue as the Surviving Corporation under the name "Ultrak, Inc." The description of the merger contained herein accurately describes the material effect of the merger on stockholders. For a complete description of the terms of the merger, stockholders should refer to the Agreement.

         The affirmative vote of the holders of at least a majority of the votes represented by all outstanding shares of the Company's Common Stock and Series A Preferred Stock (voting as a single class) entitled to vote as of the Record Date will be required for the adoption of the merger proposal. Because current management controls shares of Common Stock and Series A Preferred Stock entitled to a majority of the votes to be cast, it is assured that the merger proposal will receive the requisite vote of shareholders of the Company needed for approval of the proposal. The Agreement provides that the Board of Directors has the right to terminate the Agreement and abandon the merger for any reason whatsoever notwithstanding shareholder approval.

         Pursuant to the Agreement, the Board of Directors of the Company will become the Board of Directors of the Surviving Corporation. See "Board of Directors." The management of the Company will continue as the management of the Surviving Corporation. The merger will not involve any change in the business or properties of the Company. The Surviving Corporation will succeed to all the assets and be responsible for all the liabilities of the Company, including obligations under the Company's 1988 Nonqualified Stock Option Plan. Although the purposes of the Surviving Corporation set forth in its Certificate of Incorporation will permit it in the future to enter into any lawful business activity, no change in the present business of the Company is now contemplated, except as new developments and opportunities may occur.

         There are certain differences between the Certificate of Incorporation and the By-Laws of the Company and the Surviving Corporation, as well as differences in the corporate law of the States of Colorado and Delaware, which will affect the Company and its shareholders. See "Significant Differences in Corporate Law of Colorado and Delaware" and "Certificate of Incorporation and By- Laws."

         The Surviving Corporation is authorized to issue 20,000,000 shares of common stock, $0.01 par value, and 2,000,000 shares of Preferred Stock, $5.00 par value, including 195,351 shares of Series A Preferred Stock. See "Certificate of Incorporation and By-Laws." Upon the merger becoming effective, the Company's shareholders will become shareholders of the Surviving Corporation, and each outstanding share of Common Stock of the Company will become one share of Common Stock of the Surviving Corporation and each outstanding share of Series A Preferred Stock of the Company will become one share of Series A Preferred Stock of the Surviving Corporation. The Common Stock of the Surviving Corporation will have the same relative rights, preferences, privileges and restrictions as the Company's Common Stock. The Series A Preferred Stock of the Surviving Corporation will have the same relative rights, preferences, privileges and restrictions as the Company's Series A Preferred Stock. The merger will not cause any change in the qualification of the Company's Common Stock on the NASDAQ National Market System. It will not be necessary for holders of Common Stock of the Company to exchange their existing certificates for new certificates representing Common Stock of the Surviving Corporation. It is anticipated that delivery of the present stock certificates of the Company will constitute "good delivery" for transactions in shares of Common Stock of the Surviving Corporation after the effective date of the merger.

         In connection with the merger, the Company's authorized Common Stock, no par value, will be converted into the Surviving Corporation's authorized Common Stock, $0.01 par value.

         Shareholders of the Company shall, subject to and by complying with
Section 7-113-202 of the Colorado Business Corporation Act, have the right to object to the merger, which will result in the right to receive payment for the fair value of their shares and the other rights and benefits provided by the Colorado Business Corporation Act (see "Rights of Dissenting Shareholders to Receive Payment for Shares").

         The Company has reserved the right to abandon the plan of reincorporation either before or after shareholder approval, if circumstances arise which in the opinion of the Board of Directors make it inadvisable to proceed.

REASONS FOR REINCORPORATION

         The Board of Directors of the Company believes that the best interests of the Company and its shareholders will be served by reincorporating in Delaware in order to have the benefits afforded by a more flexible corporation law. Delaware has a well- established policy of continuously reviewing and updating its corporate laws. Consistent with this policy, the corporate laws of Delaware are frequently revised and Delaware currently has a flexible and modern statute governing the conduct of corporate affairs.

         Thousands of corporations, including a great many of the larger corporations in this country, are now incorporated in Delaware. The number of corporations maintaining their domicile in Delaware over the years has resulted in a judiciary particularly familiar with many phases of corporate matters and a substantial body of decisions construing its laws and establishing public policy affecting its corporations. Based on the well developed and predictable nature of the Delaware corporate law, management believes that the ongoing operations and business of the Company can be carried on to better advantage if the Company is incorporated under the laws of Delaware. See "Significant Differences in Corporate Law of Colorado and Delaware."

         Delaware has in effect an anti-takeover statute that would, following the reincorporation, make it difficult for a potential acquirer to effect a takeover or change in control of the Company without management's consent and the consent of the Company's shareholders. Accordingly, the reincorporation will have the effect of making it more difficult to remove the existing management of the Company. Colorado does not have a comparable statute. Management is unaware of any person accumulating the Company's voting securities or seeking to take control of the Company, but believes that reincorporation in Delaware is still desirable for the reasons described above, notwithstanding the anti-takeover effect of reincorporation. Since current management beneficially owns approximately 28% of the Common Stock and 100% of the Series A Preferred Stock, representing approximately 52% of the votes in matters to be voted upon by the shareholders of the Company, the reincorporation will not have a practical effect on the likelihood of success of an unfriendly attempt to effect a takeover or change in control of the Company.

BOARD OF DIRECTORS

         The Agreement provides that upon the effective date of the merger the Board of Directors of the Surviving Corporation shall be composed of those members of the Board of Directors of the Company who are elected at the meeting (see "Election of Directors").

CERTIFICATE OF INCORPORATION AND BY-LAWS

         The Agreement provides that the Certificate of Incorporation and the By-Laws of Ultrak-Delaware will be the Certificate of Incorporation and the By-Laws of the Surviving Corporation. The Certificate of Incorporation and By-Laws of the Company and the Certificate of Incorporation and By-Laws of the Surviving Corporation are substantially similar; however, some differences do exist. Among other things, the By-Laws of the Surviving Corporation contain indemnification provisions, whereas the By-Laws of the Company do not address indemnification (although the Certificate of Incorporation of each addresses indemnification), and the By-Laws of the Surviving Corporation do not have certain provisions contained in the By-Laws of the Company restricting the officers of the Company from entering into certain contracts and incurring certain indebtedness without board of director approval. See "Indemnification of Directors and Officers." The Certificate of Incorporation and By-Laws of the Surviving Corporation are attached hereto as Exhibits B and C, respectively.

SIGNIFICANT DIFFERENCES IN CORPORATE LAW OF COLORADO AND DELAWARE

         Management is of the opinion that, except as described below (for example, written consents of shareholders, appraisal rights of dissenting shareholders, required vote of shareholders needed to take certain actions, anti-takeover legislation, etc.), there are no substantial differences relating to the rights of shareholders between the Certificate of Incorporation and By-Laws of the Company and those of the Surviving Corporation.

         There are a number of significant differences between the applicable corporate laws of the States of Colorado and Delaware. Although no attempt has been made to summarize all differences in the corporate laws of such states, management believes the following to be a fair summary of the significant differences in the corporate laws of the States of Colorado and Delaware which could affect the Company's shareholders:

         PREEMPTIVE RIGHTS

                 Under Colorado corporation law, shareholders of the Company are permitted to have preemptive rights to purchase new shares unless prohibited in the Certificate of Incorporation; the Company's Certificate of Incorporation does prohibit such rights. Under Delaware corporation law, shareholders do not have such preemptive rights unless there is a specific provision granting such rights in the Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporation will not contain such a provision. Accordingly, the reincorporation will not have a practical impact on the preemptive rights of shareholders. Management of the Company believes that not providing for mandatory preemptive rights in the Certificate of Incorporation of the Surviving Corporation is desirable to afford greater flexibility in possible future financings. Although the Board has no present plans for any financing which would give rise to preemptive rights, satisfaction of such rights would probably represent an undesirable impediment to the use of such financings.

         EXAMINATION OF BOOKS AND RECORDS

                 Under Colorado corporation law, a person must have been a shareholder for at least three months, or be the holder of record of at least five percent of all outstanding shares of any class of stock of a corporation in order to examine certain records of the corporation, including the minutes of meetings of the board of directors and board committees, accounting records and shareholder records. Under Delaware corporation law, any shareholder with a proper purpose may demand inspection of the records of the corporation.

         DIVIDENDS

                 Under Delaware corporation law, a corporation may pay dividends to its shareholders either out of surplus (net assets in excess of stated capital), or in case there is no surplus, out of net profits for the then current fiscal year and the preceding fiscal year, with certain limitations. Under Colorado corporation law, dividends may be paid out of net assets available after providing for satisfaction of preferential rights of shareholders whose preferential rights are superior to those receiving the dividend.

         VOTES OF SHAREHOLDERS

                 Colorado corporation law provides that because the Company was in existence prior to June 30, 1994, unless the Certificate of Incorporation provides otherwise, the vote of two-thirds of all outstanding shares entitled to vote is required to amend the corporate charter, to dissolve a corporation, to effect a merger or consolidation or to sell, lease or exchange all or substantially all of the corporation's assets. The Certificate of Incorporation of the Company permits such actions to be taken upon vote of a majority of the outstanding shares entitled to vote. Under Delaware corporation law and the Certificate of Incorporation of the Surviving Corporation, the vote of a majority of the outstanding stock entitled to vote is required to amend the corporate charter, to dissolve a corporation, to effect a merger or consolidation or to sell, lease or exchange all or substantially all of the corporation's assets. Under both Colorado and Delaware law, action by the Board of Directors, as well as the shareholders, is required to amend the corporate charter, effect a merger or consolidation or the sale, lease or exchange of its assets. Accordingly, the reincorporation will not have a practical impact on the vote of shareholders necessary to approve significant corporate transactions.

         CUMULATIVE VOTING

                 Delaware corporation law permits a corporation to provide cumulative voting by including a provision to that effect in its Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporation will not have a provision permitting cumulative voting. Under Colorado corporation law, shareholders have cumulative voting unless prohibited in the Certificate of Incorporation. The Certificate of Incorporation of the Company currently prohibits cumulative voting; accordingly, the reincorporation will not have a practical impact on such rights of shareholders.

         ACTION BY WRITTEN CONSENT WITHOUT A MEETING

                 Under Colorado corporation law, shareholders may take action without meetings by unanimous written consent of the shareholders entitled to vote. Under Delaware corporation law, shareholders may take action without meetings by written consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Since Mr. Broady will own in the aggregate more than a majority of the votes represented by the Surviving Corporation's Common Stock and Series A Preferred Stock, he will have the power to act by written consent to authorize any action which requires shareholder approval, without the vote of any other shareholders.

         ANTI-TAKEOVER LEGISLATION

                 Delaware has enacted a statute which prevents a "business combination" between an "interested shareholder" and a Delaware corporation for a period of three years after such shareholder became an interested shareholder, unless certain conditions are met.
         Colorado corporation law does not contain a parallel provision. The Delaware statute defines a business combination as any merger or consolidation, any sale, lease, exchange or other disposition of 10% or more of a corporation's assets, or any transaction (subject to certain exceptions) which results in the transfer of stock of a corporation to the interested shareholder, increases his proportionate ownership of a corporation's stock or results in such interested shareholder receiving the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation. The Delaware statute defines an interested shareholder as (subject to certain exceptions) any person who is the owner of 15 percent or more of the outstanding voting stock of the corporation or a person who is an affiliate or associate of the corporation who became the owner of 15 percent or more of the outstanding voting stock of the corporation within the three-year period prior to the date on which it is sought to determine whether such shareholder is interested. A business combination is exempt from the effect of the statute if, among other things, either (i) prior to the date the shareholder became interested, the board of directors approved either the business combination or the transaction that resulted in the shareholder becoming interested, (ii) upon consummation of the transaction that resulted in the shareholder becoming interested, such shareholder owned at least 85 percent of the corporation's voting stock at the time the transaction commenced, or (iii) on or after the date the shareholder becomes interested, the business combination is approved by the board of directors and authorized at an annual or special meeting of shareholders by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested shareholder.

                 The anti-takeover statute provides that the Certificate of Incorporation of a Delaware corporation may provide that the corporation expressly elects not to be governed by the statute. The Certificate of Incorporation of the Surviving Corporation does not include such a provision.

                 The effect of reincorporation in Delaware, and thereby subjecting the Company to the anti-takeover statute, will make it more difficult for a person who seeks to acquire control of the Company or to effect a business combination with the Company, such as a tender offer, to do so without management's approval, thereby making it more difficult to remove existing management of the Company. The Delaware statute could, therefore, potentially have an adverse impact on shareholders who wish to participate in any such tender offer or other transactions even where such transaction may be favorable to the interests of shareholders.

                 The reincorporation could have the effect of discouraging hostile tender offers, proxy contests or other transactions by forcing potential acquirers to negotiate with incumbent management. The disadvantages to shareholders of the reincorporation in Delaware include reducing the likelihood that a hostile tender offer at a premium over market price for the Company's shares will be made. The reincorporation will have a practical effect on shareholders by making it more difficult to remove existing management without such management's approval.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS

                 A significant effect of the reincorporation will be to broaden the indemnification protection given to directors and officers. Delaware permits corporations to adopt much broader rights of indemnification for management than does Colorado. In recent years, many corporations have found it increasingly difficult to attract and retain qualified directors and senior management, due to the increased risks of lawsuits and related liability. At the same time, it has become increasingly difficult, and expensive, to obtain insurance protecting directors and officers from such liabilities. As a result, many corporations are utilizing expanded rights of indemnification as a means to attract, retain and protect directors and senior management. In the past, the Company has encountered some difficulty in attracting and retaining qualified directors because of Colorado's indemnification law. One current director expressed his concern about Colorado's indemnification law before agreeing to serve as a director. The Surviving Corporation has no present intention of entering into separate indemnification agreements with management, but may do so in the future.

                 Delaware law makes indemnification available to directors, officers, employees and agents of a corporation, whereas Colorado law provides indemnification only to directors (and officers who are not directors, in certain cases) of a corporation, although a Colorado corporation may indemnify officers, employees or agents of the corporation who are not directors if provided for by its articles of incorporation, by-laws, a resolution of its shareholders or directors, or in a contract. In addition, whereas Colorado's indemnification provisions limit indemnification rights contained in the articles of incorporation, by-laws, resolutions or contracts to such rights as are consistent with Colorado law, Delaware permits a corporation to provide by agreement, by-law provision, vote of shareholders or disinterested directors or otherwise, for indemnification of directors and officers not otherwise provided by statute, which is a more permissive standard. Under Colorado law, expenses can be advanced to a director, officer or employee only upon, among other things, a written affirmation of his good faith belief that he has met the applicable standard of conduct for indemnification. Delaware law contains no such requirements. Delaware law, unlike Colorado law, also expressly permits indemnification and advancement of expenses to former officers, employees or agents of the corporation who were not directors. Colorado law requires that shareholders be given notice of the payment of indemnification if such payment arises out of a derivative suit. Delaware law contains no such requirement. Colorado law limits indemnification in derivative suits to expenses only, whereas the By-Laws of the Surviving Corporation, as permitted by Delaware law, provide indemnification in derivative suits for fines, judgments and amounts paid in settlement. Under Colorado law, a director who is adjudged liable to the corporation for deriving an improper personal benefit can only be reimbursed for expenses and only upon a determination of a court that indemnification is proper. In Delaware, such a director could also be indemnified for fines, judgments and amounts paid in settlement and a court determination is not necessary.

                 The Certificate of Incorporation and By-Laws of Ultrak-Delaware, like the Certificate of Incorporation of the Company, contain broad indemnification provisions which (i) obligate Ultrak-Delaware to indemnify any of its officers, directors, employees or agents for all expenses (including legal fees) and liabilities (including fines, judgments and amounts paid in settlement) incurred in connection with any pending or completed suit, action or proceeding, including derivative suits; provided, however, that such person is entitled to indemnification only if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of Ultrak-Delaware, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; (ii) provides for indemnification rights for as long as any such person shall be subject to any possible claim or threatened suit or proceeding by reason of the fact that such person was or is a director, officer, employee or agent of Ultrak-Delaware; (iii) requires Ultrak-Delaware to advance expenses to any person entitled to indemnification provided that such person undertakes to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification; (iv) provides for the determination of whether indemnification is proper because the requisite standard of conduct has been met to be made by a majority vote of a quorum of directors who were not parties to such action, suit or proceeding, or by independent legal counsel or by the shareholders of Ultrak-Delaware; and (v) provides that such charter and by-law provisions shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may legally be entitled. Differences include, the Certificate of Incorporation of the Company requires the unanimous vote of each class of shares entitled to vote to amend the indemnification provision of the Certificate of Incorporation, while the Certificate of Incorporation of Ultrak-Delaware contains no such provision. Further, the Certificate of Incorporation of Ultrak-Delaware provides that a written request for indemnification should be responded to within 60 days. No such provision exists in the Certificate of Incorporation of the Company.

                 To the knowledge of management of the Company, no actions are pending or threatened which would affect in any way the rights of any person entitled to indemnification, whether under Colorado or Delaware law.

         DISSOLUTION

                 Under Colorado corporation law and the Company's Certificate of Incorporation, the Company can voluntarily dissolve upon its board of directors adopting a resolution setting forth a proposal to dissolve which proposal is approved by a majority of the shareholders entitled to vote thereon. Under Delaware law, a corporation can voluntarily dissolve if its board of directors and a majority of the shareholders entitled to vote thereon approve the dissolution, or without approval of the board of directors if all the shareholders entitled to vote approve the dissolution.

         LIABILITY OF DIRECTORS

                 Under Delaware law, directors are jointly and severally liable to a corporation for willful or negligent violations of statutory provisions relating to the purchase or redemption of a corporation's own shares or the payment of dividends, for a period of six years from the date of such unlawful act. A director who was either absent or dissented from the taking of such action may exonerate himself from liability by causing his dissent to be entered in the corporation's minutes. Under Colorado law, directors are jointly and severally liable to the corporation if they vote for or assent to acts which violate statutory provisions relating to the purchase of a corporation's own shares, the payment of dividends, the distribution of assets in liquidation or any loans or guarantees made to a director, until the repayment thereof. Under Colorado law, there is no express standard of conduct which can protect a director from liability nor any express statute of limitations with respect to any such illegal acts by a director, as there are under Delaware law, and directors are not liable as long as they did not vote for or assent to any of the illegal acts. Colorado law, unlike Delaware law, allows a director who was present at a meeting which approved an illegal act to avoid liability, even if he does not register his dissent in the minutes of the meeting, by voting against the illegal act.

         RIGHTS OF DISSENTING SHAREHOLDERS

                 Shareholders of the Company are presently entitled under Colorado corporation law to receive payment for their shares if they dissent from certain corporate actions, such as mergers, consolidations or sales of all or substantially all of the Company's assets. Under Delaware corporation law, there is no such right to receive payment in a sale of assets and there is no such right to receive payment in a merger or consolidation under the following circumstances. The Common Stock of the surviving corporation in the merger or consolidation must be listed on a national securities exchange or held of record by 2,000 or more persons and the only consideration that the shareholders may receive in the merger or consolidation is stock of the corporation resulting from the merger or consolidation or stock of a listed company with 2,000 or more shareholders and cash in lieu of fractional shares.

RIGHT OF DISSENTING SHAREHOLDERS TO RECEIVE PAYMENT FOR SHARES

         The following is a summary of appraisal rights available to shareholders of the Company, which summary is not intended to be a complete statement of the applicable Colorado law. For more detailed information with respect to such appraisal rights see Article 113 of the Colorado Business Corporation Act, set forth in its entirety as Exhibit D hereto.

         Any shareholder of the Company wishing to dissent from the merger and obtain cash payment for his shares must file with the Company, prior to the vote on the merger, a written notice of his intention to demand that he be paid fair compensation for his shares if the merger is effectuated and must refrain from voting his shares in approval of the merger.

         If the merger is approved by the required vote at the Meeting, the Company will mail within ten days after the consummation of the merger a notice to all shareholders who gave due notice of intention to demand payment and who refrained from voting, providing instructions as to how to obtain payment for their shares. A shareholder who fails to demand payment or fails to deposit his certificate for payment within 30 days of mailing of such notice by the Company will have no right to receive payment for his shares but will retain all other rights of a shareholder of the Company and will become a stockholder of the Surviving Corporation on the consummation of the Merger.

         Immediately upon effectuation of the merger or upon receipt of demand for payment, if the merger has already been effectuated, the Company will remit (the "Remittance") to a dissenter who has made demand and who has deposited his certificates the amount which the Company estimates to be the fair value of the shares, with accrued interest, if any. The Remittance will be accompanied by certain financial information of the Company and a statement regarding the Company's estimate of the fair value of the shares, together with a notice of the dissenter's rights to demand supplemental payment and a copy of the appraisal provisions of the Colorado Business Corporation Act.

         If the Company fails to remit payment for the dissenter's shares as required by the preceding paragraph or if the dissenter believes that the amount remitted is less than the fair value of his shares or that the interest is not correctly determined, he may, within thirty days after the date of mailing of the Remittance, mail to the Company his own estimate of the value of the shares or of the interest and demand payment of the deficiency. If he fails to do so, he shall be entitled to no more than the Remittance.

         If the Company's calculation and the dissenting shareholder's calculation of fair value for the shares remains unsettled, the Company shall file in an appropriate court, within sixty days of the dissenting shareholder's request for payment, a petition requesting that the fair value of the shares and interest thereon be determined by the court. Dissenters who have not settled their demands will be entitled to participate in such proceeding. If the Company fails to file a petition as provided in this paragraph, each dissenter who has made a demand and who has not already settled his claim against the Company shall be paid by the Company the amount demanded by him with interest and may sue therefor in an appropriate court.

EFFECTIVE DATE OF THE MERGER

         Subject to the satisfaction of the conditions of the merger, it is contemplated that the merger will be made effective as of December 29, 1995.

FEDERAL INCOME TAX CONSEQUENCES

         Under current Federal income tax law, the Company, Ultrak-Delaware and the shareholders of the Company who do not exercise their rights as dissenting shareholders pursuant to Section 7-113-102 of the Colorado Business Corporation Act will not, by reason of the merger, realize any gain or loss which will be recognized for Federal income tax purposes. With respect to each dissenting shareholders's shares of Common Stock, immediately after the merger (i) the tax basis of such shares will equal the tax basis of such shareholder's shares immediately before the merger and (ii) the holding period for such shares will include the shareholder's holding period for the shares before the merger. Any gain or loss realized by shareholders of the Company who exercise their rights to appraisal will be recognized for Federal income tax purposes. Generally, such recognized gain or loss will be equal to the difference between a shareholder's tax basis in his shares and the amount he receives for his shares. However, if a dissenting shareholder continues to own an interest in the Surviving Corporation, directly or indirectly, after the merger then the amount received upon exercise of appraisal rights might be taxed as a dividend.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors unanimously recommends that the shareholders vote in favor of the merger since it believes that the changes resulting from the merger will be in the best interests of the Company and its shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE PLAN AND AGREEMENT OF MERGER.

                             ELECTION OF DIRECTORS

         There are five directors to be elected for terms expiring at the Company's Annual Meeting of Shareholders in 1996 or until their respective successors are elected and qualified. The persons nominated for election as director are listed below. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected; however, in case any nominee shall become unavailable for election to the Board of Directors for any reason not presently known or contemplated, the Proxy holders will have discretionary authority in that instance to vote the Proxy for a substitute.

         GEORGE K. BROADY, age 56, is Chairman of the Board, Chief Executive Officer and President of the Company. Mr. Broady became Chairman of the Board, President and Chief Executive Officer in March 1991. Prior to that date, Mr. Broady was actively involved as Owner and President of Geneva Merchant Bankers of Dallas, Texas. Until December 1987, Mr. Broady was chairman and chief executive officer of Network Security Corporation, a company that he founded in 1970. Network Security Corporation and the publicly-held stock of its controlled subsidiary was sold to Inspectorate International, a Swiss company, in 1987 for $165 million. Mr. Broady received his BS (cum laude) from Iowa State University in 1960. Mr. Broady devotes substantially all of his executive time to the Company.

         JAMES D. PRITCHETT, age 48, is a Director, the Executive Vice President and Chief Operating Officer of the Company. Mr. Pritchett joined the Company in September 1988 as Chief Operating Officer. He was promoted to Executive Vice President in October 1991. From October 1, 1980 to September 1, 1988, Mr. Pritchett was executive vice president and chief operating officer of Booth, Inc., Carrollton, Texas, a manufacturer of electronic equipment. Mr. Pritchett received his Bachelor of Science Degree in Mechanical Engineering from the University of Texas at Arlington in 1969, and his Masters in Mechanical Engineering in 1972 from Southern Methodist University, Dallas, Texas. Mr. Pritchett was appointed to the Board of Directors on August 14, 1989. From 1969 to 1972, he was an engineer with LTV Aerospace and from 1972 to 1978 he was product manager for Thermalloy, Inc. He was a research and development engineer with Glitech, Inc. from 1978 to 1980.

         WILLIAM C. LEE, age 55, has been the Senior Vice President of the Annuity Board of the Southern Baptist Convention of Dallas, Texas, a $4.5 billion dollar pension and insurance management company, since July 1991. Mr. Lee served as Managing Director of Geneva Merchant Bankers of Dallas, Texas from 1989 until 1991 and as an executive officer and director of several major southwestern banking companies for the prior 27 years. Mr. Lee earned his BBA from Texas A & M University in 1962 and his MBA from Southern Methodist University in 1966. Mr. Lee is a CPA in the State of Texas and a member of the American Institute of CPAs, the Texas Society of CPAs, the Financial Executives Institute and the American Institute of Image Management.

         CHARLES C. NEAL, age 36, has been President of Chas. A. Neal & Company of Miami, Oklahoma, a company which owns interests in oil and gas properties and in various corporations in several industries, including banking, since 1989. From 1985 to 1989, Mr. Neal was with Merrill Lynch & Co. in New York City, performing investment banking, general corporate finance and mergers and acquisitions services for a variety of clients. Mr. Neal is also a director of several privately held companies. Mr. Neal received his BA in Economics in 1981 from the University of Oklahoma and a JD/MBA from the University of Chicago Law School and Graduate School of Business in 1985.

         ROBERT F. SEXTON, age 60, has been President of Bakery Associates, Inc. of Dallas, Texas, a company which brokers bakery packaging goods, since 1983. From 1973 to 1983, Mr. Sexton was Executive Vice President and a director of Campbell Taggart, Inc. of Dallas, Texas, one of the nation's largest baking companies. Campbell Taggart was listed on the New York Stock Exchange prior to its acquisition by Anheuser Busch in 1982. Mr. Sexton is also a director of Republic Gypsum Company, a corporation which manufactures and distributes paperboard. Mr. Sexton earned his BBA in industrial management in 1956 from the University of Texas.


                       BOARD OF DIRECTORS AND COMMITTEES

         In June 1994, the Company established the Audit Committee of the Board of Directors. The Audit Committee, composed of Messrs. Lee and Neal, is responsible for (i) reviewing the scope of, and the fees for, the annual audit of the Company, (ii) reviewing with the independent auditors the Company's corporate accounting practices and policies, (iii) reviewing with the independent auditors their final report, (iv) reviewing with independent auditors overall accounting and financial controls and (v) being available to the independent auditors during the year for consultation purposes. The Audit Committee met twice in 1994.

         In June 1994, the Company also established the Compensation Committee of the Board of Directors. The Compensation Committee, composed of Messrs. Lee, Neal and Pritchett, is responsible for determining the nature and amount of compensation for the executive officers of the Company, and for granting stock options under the Company's stock option plan. The Compensation Committee met three times in 1994.

         During 1994, there were three regular meetings and one special meeting of the Board of Directors, and all directors of the Company attended at least 75% of all meetings of the Board of Directors and each of the committees on which they served.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of the Company are as follows:

                Name                         Age                            Position
                ----                         ---                            --------
 George K. Broady                            56          Chairman of the Board, Chief Executive
                                                         Officer and President

 James D. Pritchett                          48          Director, Executive Vice President and Chief
                                                         Operating Officer

 Tim D. Torno                                38          Vice President-Finance, Secretary, Treasurer
                                                         and Chief Financial Officer

         See "Election of Directors" for business experience information concerning Messrs. Broady and Pritchett.

         Tim D. Torno, Vice President-Finance, Secretary, Treasurer and Chief Financial Officer. Mr. Torno has been the Secretary, Treasurer and Chief Financial Officer of the Company since August 23, 1988. From May 1980 to August 19, 1988, Mr. Torno was employed by KPMG Peat Marwick in Denver, New York, and Corpus Christi, Texas, in various capacities including senior manager. Mr. Torno received a BBA in Accounting (cum laude) from Texas A & M University, College Station, Texas, in 1979 and a Masters of Business Administration (with honors) in 1993 from the University of Phoenix, Denver, Colorado. Mr. Torno is a CPA in the States of Texas and Colorado, and is a member of the American Institute of CPAs and the Texas Society of CPAs. He serves on the Executive Board of the Distribution Resources Company Users Group.

                             EXECUTIVE COMPENSATION

         The following summary sets forth all annual and long-term compensation paid or accrued to the Company's Chief Executive Officer and each of the Company's executive officers earning in excess of $100,000 during 1994 for services rendered to the Company during the fiscal years ended December 31, 1994, 1993 and 1992.

                           SUMMARY COMPENSATION TABLE

                                  ANNUAL COMPENSATION          LONG-TERM COMPENSATION
                            --------------------------------   ----------------------
                                                                      AWARDS
                                                               ----------------------
                                                                           SECURITIES
     NAME AND                                      OTHER       RESTRICTED  UNDERLYING
    PRINCIPAL                                      ANNUAL        STOCK      OPTIONS/      ALL OTHER
     POSITION       YEAR    SALARY     BONUS    COMPENSATION     AWARDS     SARS (1)   COMPENSATION(2)
    ---------       ----    ------     -----    ------------   ----------  ----------  ----------------
George K. Broady,   1994   $ 240,000  $ 54,750       -             -            -          $1,613
Chief Executive
Officer and         1993   $ 212,762     -           -             -            -          $1,104
President
                    1992   $ 100,000     -           -             -            -             -



James D.            1994   $ 164,000  $ 61,200       -             -           -           $2,737
Pritchett,
Executive Vice      1993   $ 154,078  $ 38,094       -             -           -           $1,799
President
                    1992   $ 125,000  $ 48,202       -             -           -           $  792




                                                                                              -
Tim D. Torno,       1994   $ 105,000  $ 36,000       -             -             -         $1,872
Vice President-
Finance,            1993   $  86,400  $ 23,700       -             -           20,833      $1,322
Secretary,
Treasurer and       1992   $  75,674    -            -             -             -         $  426
Chief Financial
Officer


(1)  SARs is defined as stock appreciation rights.
(2)  Company's contribution to employee's 401(k).

OPTION/SAR GRANTS

There were no individual grants of stock options (whether or not in tandem with SARs) and freestanding SARs made during 1994 to the named executive officers.

        The Company adopted a Nonqualified Stock Option Plan (the "Plan") on April 15, 1988. The Plan (amended November 1, 1991 and December 28, 1993) relates to a total of 833,333 shares of Common Stock. Options to purchase such shares may be issued to full-time employees, including officers, chosen by the Company's Board of Directors (which has delegated such authority to the Compensation Committee). The options vest based upon full-time employment with the Company at the rate of 20% per year over a five-year period. The options expire ten years from the date of grant. The option exercise price is based upon the approximate current value of the Company's Common Stock on the date of grant. Options which are vested may be exercised at any time thereafter and prior to the expiration of the option.

        The options may be exercised for the entire amount of optioned shares granted in the event (i) the optionee dies or becomes disabled, (ii) the Company is merged, consolidated or reorganized, (iii) the Company is dissolved or liquidated, (iv) substantially all property and assets of the Company are sold, (v) if more than 50% ownership of the Company is transferred, or (vi) if the employee is terminated, but not for cause, and his written employment agreement so provides. Further, if an employee is dismissed for cause, unexercised options to the extent vested may be exercised for 30 days before automatically expiring.

        As of December 31, 1994, options relating to 532,959 shares were outstanding at exercise prices ranging from $1.20 per share to $7.50 per share. Of the total options, options to purchase 313,851 shares were subject to options held by the three executive officers of the Company. The option exercise price is set by the Board of Directors on the date of grant near or at the then verifiable market price of the Company's Common Stock. During 1994, 47,500 options were granted to employees of the Company at the then market price. During 1994, 600 options were exercised by two employees. In 1994, 14,167 options which had been granted to one former employee were cancelled.

OPTION/SAR GRANTS, EXERCISES AND HOLDINGS

        There were no exercises of stock options (or tandem SARs) and freestanding SARs during 1994 by each of the named executive officers. The unexercised options owned by the named executive officers as of December 31, 1994 are presented below:

                                                                        NUMBER OF
                                                                       SECURITIES                 VALUE OF
                                                                       UNDERLYING              UNEXERCISED IN-
                                                                       UNEXERCISED                THE-MONEY
                                                                      OPTIONS/SARS              OPTIONS/SARS
                                SHARES             VALUE               AT 12/31/94               AT 12/31/94
                             ACQUIRED ON         REALIZED             EXERCISABLE/              EXERCISABLE/
            NAME              EXERCISE #            ($)              UNEXERCISABLE              UNEXERCISABLE
            ----             -----------         --------            -------------              -------------
 George K. Broady                   -                   -                  83,311/                 $413,639/
                                                                           55,540                   275,756

 James D. Pritchett                 -                   -                 110,000/                 $557,499/
                                                                            6,666                    22,498

 Tim D. Torno                       -                   -                  39,167/                 $186,563/
                                                                           16,166                    27,187

REPORT ON REPRICING OF OPTIONS/SARS

        There were no adjustments or amendments during 1994 to the exercise price of any stock options or SARs previously awarded to any of the named executive officers.

LONG-TERM INCENTIVE PLAN (LTIP) AWARDS

        There were no awards made to named executive officers during 1994 under any LTIP. However, the Company has adopted a policy to compensate its executive officers and key employees with annual bonuses. Essentially the policy is to evaluate, on an annual basis, each officer's or key employee's entitlement, if any, to a bonus. The Compensation Committee, in its sole discretion, may award a bonus of up to 50% of an employee's base salary, based on achievement of certain operating goals, asset management, employee development and improvement in other areas considered important and valuable to the Company. For 1994 an executive officer bonus pool was established based on the weighted average of the bonuses earned by all of the Company's sales managers. Once the executive officer bonus pool was designated, bonuses were awarded to officers based on subjective, informal criteria applied by the Compensation Committee.

EMPLOYEE BENEFIT PLANS

        The Company does not sponsor any defined benefit or actuarial plans. However, the Company does sponsor a 401(k) plan for all eligible employees whereby the Company matched 30% during 1994 of the employees's contribution up to 6% of the employee's base salary. In 1994, Messrs. Broady, Pritchett and Torno received $1,613, $2,737 and $1,872, respectively, in matching 401(k) contributions under the program.

        During 1994, the Company provided a medical insurance program for its full-time employees of which it paid 50% of the premium. As of December 31, 1994, the Company did not have any life insurance or any defined benefit retirement or pension plans for its employees, officers or directors other than a keyman life insurance policy on George K. Broady in the amount of $1.0 million.

        The Company has a policy that all loans from the Company or its subsidiaries to its officers, directors and key employees or their affiliates must be approved by a majority of disinterested directors. There were no loans to officers, directors and/or key employees or their affiliates during 1994.

COMPENSATION OF DIRECTORS

        Each director of the Company serves until the next annual meeting of the Company's shareholders or until his successor is elected and qualified. Each independent director receives a fee of $1,000 for each Board of Directors' meeting and $500 for each committee meeting attended, and officers and directors are generally reimbursed for out-of-pocket expenses incurred in connection with attendance at Board of Directors and committee meetings.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

        Messrs. James D. Pritchett, Executive Vice President of the Company and Tim D. Torno, Secretary-Treasurer and Chief Financial Officer, have written employment agreements with the Company with varying terms and provisions. The Company has no termination of employment or change-in-control arrangements, except as to the substantive effect of Mr. Broady's stock ownership.

        Mr. Pritchett's employment agreement, entered into in 1988, provides for a two year term, but automatically extends for one year periods. Mr. Torno's employment agreement was also entered into in 1988, but was replaced with a new agreement in 1990, which is for a one year term but automatically extends for one year periods. The employment agreements set Mr. Pritchett and Mr. Torno's base salaries at $90,000 and $80,000, respectively, however, the Board of Directors and, most recently, the Compensation Committee have decided to compensate the two at higher rates.

        The employment agreements also contain standard provisions relating to the employee being entitled to participation in the Company's 1988 Nonqualified Stock Option Plan and participation in a bonus program. The agreements provide that the employee is to be reimbursed for reasonable expenses incurred in connection with the Company's business and certain relocation expenses. The agreements further provide for standard paid vacations, other health and accident coverage and insurance benefits.

        The Company may terminate the employment agreements if the employee commits a breach of the agreement, is convicted of a criminal offense, becomes bankrupt, grossly neglects the performance of his duties or becomes chemically addicted to alcohol, drugs or any controlled substance. If terminated by the Company for any of those reasons, it is considered cause, and upon termination for cause, all benefits, including all stock options previously granted to the employee, are cancelled and rendered null and void. In the event the Company terminates the employee without cause, then all options become exercisable for the full amount of the optioned shares and the employee is entitled to receive all compensation he would otherwise have been entitled to receive under the terms of the agreement and all other benefits. If the employee terminates the agreement for any reason, he is entitled to exercise only those options which have been fully vested at the time of termination and he must exercise them within 30 days of the date of termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        In June 1994, the Board of Directors created a Compensation Committee of the Board of Directors. William C. Lee, Charles C. Neal and James D. Pritchett are members of the Compensation Committee. Messrs. Lee and Neal are independent directors. Mr. Pritchett is the Executive Vice President and Chief Operating Officer of the Company. Prior to the creation of the Compensation Committee, the entire Board of Directors, then composed of George
K. Broady and Mr. Pritchett, established executive salaries. Mr. Broady is the Chairman of the Board, Chief Executive Officer and President of the Company.

        Since July 1993, the Company has provided Veravision, Inc. ("Veravision") with a working capital line of credit in return for interest on the borrowed funds and warrants to purchase Veravision's capital stock. On December 30, 1994, Mr. Broady, the Chairman of the Board, Chief Executive Officer and President of the Company, guaranteed the repayment of certain indebtedness of Veravision to the Company. Prior to the Company making the line of credit available to Veravision, Mr. Broady had no relationship with Veravision. Prior to Mr. Broady's guarantee, Veravision had granted the Company warrants to purchase 59% of Veravision's capital stock on a fully-diluted basis. Mr. Broady guaranteed certain amounts due under notes made by Veravision to the Company. At December 31, 1994, the amount guaranteed by Mr. Broady was approximately $470,000 and the total amount of indebtedness of Veravision to the Company was $900,000. In consideration of his guaranty, the Company transferred warrants to purchase approximately 30% of Veravision's capital stock to Mr. Broady. Should the amount covered by Mr. Broady's guaranty increase, the Company would be obligated to transfer warrants to purchase additional shares of Veravision stock to Mr. Broady. Veravision is a supplier of certain dental camera products to the Company. Purchases by the Company of Veravision products in 1994 totaled $875,000. At present, Mr. Broady's only relationship with Veravision is in his capacity as a guarantor of certain debt owed to the Company by Veravision (as described above) and as the holder of warrants to acquire approximately 30% of Veravision's stock. Mr. Broady is neither an officer nor director of Veravision.

        During 1994 the Company made purchases of approximately $265,000 from Ultrak Electronics Limited, a Hong Kong corporation of which Mr. Broady owns 30% of the outstanding capital stock. The Company believes that the purchases were made at prices and on terms at least as favorable to the Company as those which could have been obtained in an arm's length transaction with an unaffiliated party.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        Prior to June 1994, the Company did not have a Compensation Committee. Consequently, the base salary and the bonus criteria for each of the Company's executive officers for 1994 were established by the Company's Board of Directors. At that time, the Company's Board of Directors consisted of George
K. Broady and James D. Pritchett. Compensation of the Chief Executive Officer was determined by the Company's Board of Directors using subjective, informal criteria, which were loosely based on the Company's performance and using limitations provided in the Company's Loan Agreement with Petrus Fund, L.P.
The increase in salaries and bonuses for the named executive officers from 1993 to 1994, was determined by arriving at an appropriate base salary for the Chief Executive Officer based on a survey published by a big six accounting firm and then determining the other officers' base salary based on a subjectively determined percentage of the Chief Executive Officer's salary.

        The Board of Directors created the Compensation Committee of the Board of Directors in June 1994 comprised of Charles C. Neal, William C. Lee and James D. Pritchett. The Compensation Committee views executive compensation as consisting of three main components: base salary and benefits, annual incentives and long-term incentives. The Compensation Committee's objective is to attract, retain and motivate executive officers through this combination to achieve strategic and financial objectives to create value for the shareholders of Ultrak. The Compensation Committee is in the process of creating a total compensation package which will determine compensation primarily on performance-based, objective criteria, such as net income, net income per share, return on equity and returns to shareholders through long-term appreciation of the Company's stock. The Compensation Committee would like to encourage ownership of Ultrak stock by the executive officers and to tie a large portion of the executive officers' compensation to the performance of the Company's stock and hence to align executive officers' interests more closely with shareholders' interests. The Compensation Committee also wants to have a discretionary component to reward exceptional individual achievement.

        Since June 1994, the Compensation Committee has undertaken a thorough review of the Company's current levels of executive compensation in light of the Compensation Committee's policy objectives. This review included a comprehensive survey of compensation in comparable companies, as well as analysis of specific Ultrak plans. In its review the Compensation Committee relied heavily on information provided by Towers Perrin, a nationally recognized expert in compensation, and, to a lesser extent, on other publicly available surveys. Based on this review, the Compensation Committee concluded that the executive officers of the Company were undercompensated in 1994 by comparison with companies of similar size, industry and performance (the companies analyzed have no relationship with the peer group used in the performance graph). To rectify this, the Compensation Committee has adjusted the base salaries of the executive officers for 1995 to bring such salaries closer to the median salaries for such positions in comparable companies. In addition, the Compensation Committee has, effective in 1995, revised the annual bonus program to make it more dependent on the achievement of the budgeted net income before taxes of the Company. For 1994, an executive officer bonus pool was established based on the weighted average of the bonuses earned by all of the Company's sales managers. Once the executive officer bonus pool was designated, bonuses were awarded to officers based on subjective, informal criteria applied by the Compensation Committee. The Compensation Committee has also requested the officers of the Company to recommend a long-term incentive program for the Company which is based on objective criteria and which encourages long-term ownership by executive officers of Ultrak stock.

                                Charles C. Neal
                                George K. Broady
                                 William C. Lee
                               James D. Pritchett

PERFORMANCE GRAPH

        The following chart compares the cumulative total shareholder return on the Company's Common Stock during the five fiscal years ended December 31, 1994 with the cumulative total return on the NASDAQ market index and a peer group index. The peer group consists of all of the publicly-traded companies with the same two digit SIC code (wholesale trade - durable goods). A listing of the companies in the peer group can be obtained without charge by writing Ultrak, Inc., 1220 Champion Circle, Suite 100, Carrollton, Texas 75006,
Attention: Investors Relations. The Company relied upon information provided by the University of Chicago Center for Research in Securities Prices with respect to the peer group stock performance. The Company did not attempt to validate the information supplied to it other than to review it for reasonableness. The comparison assumes $100 was invested on December 29, 1989 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. Adjustments have been made to give retroactive effect to the December 1993 one-for-six reverse stock split.

                             [PERFORMANCE GRAPH]

  CRSP TOTAL RETURNS
  INDEX FOR:             12/29/89          12/31/90          12/31/91          12/31/92          12/31/93           12/31/94
  ------------------     --------          --------          --------          --------          --------           --------
  Ultrak, Inc.           100.0             34.8              160.9             143.5             165.2              165.2

  Nasdaq Stock Market    100.0             84.9              136.3             158.6             180.9              176.9
  (US Companies)

  NASDAQ Stocks (SIC     100.0             91.3              155.8             159.6             207.1              180.6
  5000-5099 US
  Companies)

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock and Series A Preferred Stock as of December 31, 1994 by (i) each person who is known to the Company to own beneficially more than five percent of the outstanding shares of Common Stock or the outstanding shares of Series A Preferred Stock of the Company and their address, (ii) each executive officer and director, (iii) each nominee for director and (iv) all executive officers and directors as a group.


                                         Common Stock (1)          Series A Preferred Stock (1)
                                    --------------------------   --------------------------------
                                    Shares          Percentage   Shares                Percentage
                                    ------          ----------   ------                ----------
 George K. Broady                   2,313,229(2)        32.83%   195,351(6)               100%
 Chairman of the Board,
   Chief Executive Officer
   and President
 1220 Champion Circle
 Suite 100
 Carrollton, Texas 75006

 James D. Pritchett                   136,396(3)         2.05%     -0-                    -0-
 Executive Vice President,
    Chief Operating Officer
    and Director

 William C. Lee,                       26,667                *     -0-                    -0-
   Director

 Charles C. Neal,                     154,908(4)         2.36%     -0-                    -0-
   Director

 Robert F. Sexton                     103,066(5)         1.57%     -0-                    -0-
   Nominee

 Tim D. Torno                          39,457(6)             *     -0-                    -0-
 Secretary, Treasurer and
   Chief Financial Officer

 All executive officers and         2,670,657(2)(7)     37.12%   195,351(8)               100%
 directors as a group
 (five persons)

- -----------------

(1) Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares shown as beneficially owned.

(2) Includes 166,667 shares held by a trust for the benefit of members of Mr. Broady's extended family, of which Mr. Broady serves as sole trustee, 83,311 shares of Common Stock issuable upon exercise of stock options and 406,981 shares issuable upon conversion of shares of Series A Preferred Stock owned by Mr. Broady. Mr. Broady disclaims beneficial ownership of the shares of Common Stock owned by the trust.

(3) Includes 110,000 shares of Common Stock issuable upon exercise of options held by Mr. Pritchett.

(4) Comprised of 9,650 shares owned by Pantheon, Incorporated, a corporation owned by Mr. Neal and his wife, and 145,258 shares owned by Chas. A. Neal & Company, a corporation of which Mr. Neal is President.

(5)      Includes 5, 556 shares owned by Mr. Sexton's wife.

(6) Includes 39,167 shares of Common Stock issuable upon exercise of options held by Mr. Torno.

(7) Includes options to purchase an aggregate of 149,167 shares held by Messrs. Pritchett and Torno.

(8) The Series A Preferred Stock has 16.667 votes per share. Through ownership of Common and Series A Preferred Stock, over 50% of the voting power of all of the outstanding capital stock is held by Mr. Broady.

* less than 1%


                              CERTAIN TRANSACTIONS

         Since July 1993, the Company has provided Veravision, Inc. ("Veravision") with a working capital line of credit in return for interest on the borrowed funds and warrants to purchase Veravision's capital stock. On December 30, 1994, Mr. Broady, the Chairman of the Board, Chief Executive Officer and President of the Company, guaranteed the repayment of certain indebtedness of Veravision to the Company. Prior to the Company making the line of credit available to Veravision, Mr. Broady had no relationship with Veravision. Prior to Mr. Broady's guarantee, Veravision had granted the Company warrants to purchase 59% of Veravision's capital stock on a fully-diluted basis. Mr. Broady guaranteed certain amounts due under notes made by Veravision to the Company. At December 31, 1994, the amount guaranteed by Mr. Broady was approximately $470,000 and the total amount of indebtedness of Veravision to the Company was $900,000. In consideration of his guaranty, the Company transferred warrants to purchase approximately 30% of Veravision's capital stock to Mr. Broady. Should the amount covered by Mr. Broady's guaranty increase, the Company would be obligated to transfer warrants to purchase additional shares of Veravision stock to Mr. Broady. Veravision is a supplier of certain dental camera products to the Company. Purchases by the Company of Veravision products in 1994 totaled $875,000. At present, Mr. Broady's only relationship with Veravision is in his capacity as a guarantor of certain debt owed to the Company by Veravision (as described above) and as the holder of warrants to acquire approximately 30% of Veravision's stock. Mr. Broady is neither an officer nor director of Veravision.

         During 1994 the Company made purchases of approximately $265,000 from Ultrak Electronics Limited, a Hong Kong corporation of which Mr. Broady owns approximately 30% of the capital stock. The Company believes that the terms of these purchases were made at prices and on terms at least as favorable to the Company as those which could have been obtained in an arm's length transaction with an unaffiliated party.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Grant Thornton LLP has served as independent certified public accountants to audit the accounts of the Company for the fiscal year ending December 31, 1994. If the shareholders of the Company do not approve such appointment, the Board of Directors will not appoint the firm as auditors for the fiscal year ending December 31, 1995. Representatives of Grant Thornton LLP are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                                 OTHER BUSINESS

         The Board of Directors knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.

                             SHAREHOLDER PROPOSALS

         Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 1996 Annual Meeting of Shareholders, such proposals must be received by the Company not later than January 16, 1996. Such proposals should be directed to Ultrak, Inc., 1220 Champion Circle, Suite 100, Carrollton, Texas 75006, Attention: Secretary.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the Common Stock or securities convertible into Common Stock, to file with the Securities and Exchange Commission ("SEC") and the NASDAQ National Market System reports of ownership and reports of changes in ownership in the Common Stock and securities convertible into Common Stock of the Company. Such officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during its fiscal year ended December 31, 1994, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

                                 MISCELLANEOUS

         All costs incurred in the solicitation of Proxies will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, telegraph or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

         The Company's Annual Report for the fiscal year ended December 31, 1994 (the "Annual Report"), accompanies this Proxy Statement. The Annual Report is not to be deemed part of this Proxy Statement.

                                             By Order of the Board of Directors,



                                             Tim D. Torno
                                             Secretary

Carrollton, Texas
April 28, 1995

                                   EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER


         This Agreement and Plan of Merger is executed as of__________________, 1995, by and between Ultrak, Inc., a Colorado corporation ("Parent"), and Ultrak, Inc., a Delaware corporation ("Subsidiary").


                                  WITNESSETH:

         WHEREAS, the authorized capital stock of Subsidiary consists of 20,000,000 shares of Common Stock, $0.01 par value ("Subsidiary Common Stock"), and 2,000,000 shares of Preferred Stock, $5.00 par value ("Subsidiary Preferred Stock"), 195,351 shares of which have been designated Series A 12% Cumulative Convertible Preferred Stock ("Subsidiary Series A Preferred Stock"), of which 1,000 shares of Subsidiary Common Stock are issued and outstanding and owned by Parent; and

         WHEREAS, the authorized capital stock of Parent consists of 20,000,000 shares of Common Stock, no par value ("Parent Common Stock") and 2,000,000 shares of Preferred Stock, $5.00 par value ("Parent Preferred Stock"), 195,351 shares of which have been designated Series A 12% Cumulative Convertible Preferred Stock ("Parent Series A Preferred Stock"), of which approximately 6,560,000 shares of Parent Common Stock and 195,351 shares of Parent Series A Preferred Stock are issued and outstanding; and

         WHEREAS, the respective boards of directors and shareholders of Parent and Subsidiary deem it to be desirable and in the best interest of the respective corporations that the two corporations merge into a single corporation (the "Merger"), and, pursuant to resolutions duly adopted, such boards of directors and shareholders have approved and adopted this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements and covenants contained herein, the parties hereto agree as follows:


                                   ARTICLE I

         Section 1.1. In accordance with the provisions of the Colorado Business Corporation Act and the Delaware General Corporation Law at the Effective Time (defined below) of the Merger, Parent shall be merged into Subsidiary, which shall be the surviving corporation (in its capacity as such surviving corporation Subsidiary is hereinafter sometimes referred to as the "Surviving Corporation", and Parent and Subsidiary are hereinafter sometimes referred to collectively as the "Constituent Corporations"), and as such Subsidiary shall continue to be governed by the laws of the State of Delaware.

         Section 1.2. The Merger shall become effective on December 29, 1995 or such later date as the Articles of Merger, executed, adopted and approved in accordance with the Delaware General Corporation Law, shall have been filed with the Secretary of State of Delaware. The time when the Merger shall become effective is herein called the "Effective Time." The actions described above shall be conclusive evidence, for all purposes of this Agreement, of compliance with all conditions precedent.

         Section 1.3. Except as may otherwise be set forth herein, at the Effective Time, the corporate existence and identity of Subsidiary, with all its purposes, powers, franchises, privileges, rights and immunities shall continue under the laws of the State of Delaware, unaffected and unimpaired by the Merger, and the corporate existence and identity of Parent, with all its purposes, powers, franchises, privileges, rights and immunities, shall be merged with and into Subsidiary and the Surviving Corporation shall be vested fully therewith, and the separate corporate existence and identity of Parent shall thereafter cease, except to the extent continued by applicable law. At the Effective Time, the Surviving Corporation shall have the following rights and obligations:

                 (a) The Surviving Corporation shall have all the rights, privileges, immunities and powers, and shall be subject to all of the duties and liabilities, of a corporation organized under the laws of the State of Delaware.

                 (b) The Surviving Corporation shall succeed to, without other transfer, and shall possess and enjoy, all of the rights, privileges, immunities, powers, purposes and franchises, of both a public and private nature, of the Constituent Corporations and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account and all other choses in action, and every other interest of or belonging to either of the Constituent Corporations shall be deemed to be transferred to and vested in the Surviving Corporation without further act or deed, and shall thereafter be the property of the Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of said Constituent Corporations shall not revert or be in any way impaired by reason of the Merger.

                 (c) The Surviving Corporation shall thenceforth be responsible and liable for all debts, liabilities, obligations and duties of either of the Constituent Corporations, and any claim existing or action or proceeding pending by or against either Constituent Corporation may be prosecuted as if the Merger had not occurred, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of either Constituent Corporation shall be impaired by the Merger.

         Section 1.4. If at any time the Surviving Corporation shall deem or be advised that any further transfers, assignments, conveyances, assurances in law or other acts or things are necessary or desirable to vest or confirm in the Surviving Corporation the title to any property or assets of either of the Constituent Corporations, each Constituent Corporation and its proper officers and directors shall execute and deliver any and all such proper transfers, assignments, conveyances and assurances in law, and shall do all other acts and things as are necessary or proper to vest or confirm title to such property and assets in the Surviving Corporation and to otherwise carry out the purposes and intent of this Agreement.


                                   ARTICLE II

         Section 2.1. The Certificate of Incorporation of Subsidiary in effect at the Effective Time shall constitute the Articles of Incorporation of the Surviving Corporation until amended, altered or repealed in the manner provided by law.

         Section 2.2. The By-Laws of Subsidiary in effect at the Effective Time shall be the By-Laws of the Surviving Corporation, until amended, altered or repealed.

         Section 2.3. The directors of Subsidiary at the Effective Time shall be the directors of the Surviving Corporation and shall hold office in accordance with the By-Laws of the Surviving Corporation until the next annual meeting of shareholders of the Surviving Corporation or until their respective successors are elected and qualified.

         Section 2.4. The officers of Subsidiary at the Effective Time shall be the officers of the Surviving Corporation and shall hold office subject to the Bylaws of the Surviving Corporation.


                                  ARTICLE III

         Section 3.1. At the Effective Time, the manner of exchanging the outstanding Common Stock of the Constituent Corporations shall be as follows:

                 (a) Each share of Parent Common Stock outstanding immediately prior to the Effective Time, except all shares of Parent Common Stock held by Parent in its treasury, which shall be cancelled and no shares issued in respect thereof, shall, at the Effective Time, by virtue of the Merger and without action on the part of the holder thereof, be converted into one share of the Subsidiary Common Stock.


                 (b) Each share of Parent Series A Preferred Stock outstanding immediately prior to the Effective Time shall, at the Effective Time, by virtue of the Merger and without action on the part of the holder thereof, be converted into one share of the Subsidiary Series A Preferred Stock, which is identical in all respects, including rights, preferences and designations, to the Parent Series A Preferred Stock.

                 (c) Each share of Subsidiary Common Stock outstanding immediately prior to the Effective Time shall, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and returned to the status of authorized but unissued stock of the Surviving Corporation.

                 (d) No fractional shares of Subsidiary Common Stock or Subsidiary Series A Preferred Stock and no certificates or scrip certificates therefor shall be issued.

                 (e) All of the shares of Subsidiary Common Stock and Subsidiary Series A Preferred Stock, when delivered pursuant to the provisions of this Agreement, shall be validly issued, fully paid and nonassessable.

                 (f) If any stock certificate evidencing shares of Subsidiary Common Stock and/or Subsidiary Series A Preferred Stock is requested to be issued in a name other than that in which the surrendered Parent stock certificate is registered, it shall be a condition of such issuance that the surrendered stock certificate shall be properly endorsed in blank or otherwise in proper form for transfer and that the person requesting such exchange pay to the Surviving Corporation any applicable transfer or other taxes or establish to the satisfaction of the Surviving Corporation that any such tax has been paid or is not payable.

                                   ARTICLE IV

         Section 4.1. This Agreement may be executed by the parties hereto in counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one instrument.

         Section 4.2. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of Parent and Subsidiary at any time prior to the Effective Time.

         Section 4.3. This Agreement may be terminated at any time prior to the Effective Time by mutual agreement of the parties hereto.

         IN WITNESS WHEREOF, each of the Constituent Corporations has caused this Agreement to be executed on its behalf by its respective officers hereunto duly authorized as of the date first above written.



                                             ULTRAK, INC.
                                             a Colorado corporation


                                             By:
                                                -------------------------------
                                                George K. Broady, President


                                             ULTRAK, INC.,
                                             a Delaware corporation


                                             By:
                                                -------------------------------
                                                George K. Broady, President

                                   EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                                  ULTRAK, INC.


1.            The name of the Corporation is Ultrak, Inc.

2. The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Corporation Trust Center, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4.            Capital Stock

              A.        Common Stock.

                        The aggregate number of common shares which this
              Corporation shall have authority to issue is Twenty Million (20,000,000) shares with a par value of One Cent ($0.01) each, which shares shall be designated "Common Stock".

              B.        Preferred Stock.

                        The aggregate number of preferred shares which this
              Corporation shall have authority to issue is Two Million (2,000,000) shares with a par value of Five Dollars ($5.00) each, which shares shall be designated "Preferred Stock". Included in such number of shares of Preferred Stock are 195,351 shares which have been designated as "Series "A" 12% Cumulative Convertible Preferred Stock," the rights and preferences of which are set forth in full or referred to in paragraph H of this Article 4.

                        Shares of Preferred Stock may be issued from time to
              time in one or more series, each such series to have distinctive serial designations (other than a designation containing the term "Series A") as shall be determined in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors, which resolutions shall be filed with the Secretary of State of the State of Delaware as required by law.

                        Each series of Preferred Stock as shall be established
              by the Board of Directors

                        (a)  may have such number of shares;

                        (b) may have such voting powers, full or limited, or may be without voting powers;

                        (c) may be subject to redemption at such time or times and at such prices;

                        (d) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

                        (e) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

                        (f) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange, and with such adjustments;

                        (g) may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

                        (h) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of this Corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series), and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by this Corporation or any subsidiary of any outstanding stock of this Corporation; and

                        (i) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof;

              all as shall be stated in said resolution or resolutions providing for the issue of such Preferred Stock.

              C.        Treasury Shares.

                        Shares of any series of Preferred Stock which have been
              redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock and to any filing required by law.

              D.        Dividends.

                        Dividends in cash, property or shares of the
              Corporation may be paid upon the Common Stock as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law, except that no Common Stock dividend shall be paid for any year unless the holders of Preferred Stock, if any, shall receive the maximum allowable Preferred Stock dividend for such year applicable to each respective series, plus any required dividends accumulated from prior years.

              E.        Distribution Upon Liquidation.

                        Except as otherwise provided by the resolution or
              resolutions of the Board of Directors providing for the issue of any series of Preferred Stock, upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, first pro rata to the holders of Preferred Stock until the required amount to be distributed to the Preferred Stock has been distributed, and the remainder pro rata to the holders of the Common Stock.

              F.        Voting.

                        Each outstanding share of Common Stock shall be
              entitled to one vote. Cumulative voting shall not be allowed in the election of directors of the Corporation. Except as provided in paragraph H of this Article 4 with respect to Series A Cumulative Convertible Preferred Stock, shares of Preferred Stock shall not be entitled to any vote, except as required by law, in which case each share of Preferred Stock shall be entitled to one vote, or except as otherwise provided by the resolution or resolutions of the Board of Directors providing for the issue of any series of the Preferred Stock.

              G.        Preemptive Rights.

                        Except as otherwise provided by the resolution or
              resolutions of the Board of Directors providing for the issue of any series of Preferred Stock, no holder of any shares of the Corporation, whether now or hereafter authorized, shall have any preemptive or preferential right to acquire any shares or securities of the Corporation, including shares or securities held in the treasury of the Corporation.

              H.        Series A 12% Cumulative Convertible Preferred Stock.

                        One Hundred Ninety-five Thousand Three Hundred
              Fifty-one (195,351) shares of the Corporation's Preferred Stock shall be designated as "Series "A" 12% Cumulative Convertible Preferred Stock" (the "Series A Preferred Stock") and shall have the rights and preferences set forth or referred to in this paragraph H. Certain other capitalized terms used in this paragraph H are defined in subparagraph 7 of this paragraph H.

                        1.           Dividends.

                                     (a)  When and as declared by the Board of
                        Directors of the Corporation and to the extent permitted under the General Corporation Law of Delaware, the Corporation will pay preferential dividends to the holders of Series A Preferred Stock. Except as otherwise provided herein, dividends on each share of Series A Preferred Stock will accrue cumulatively at the rate of $0.15 per fiscal quarter to and including the earlier of (i) the date on which the Redemption Price of such share is paid if such share is redeemed, or (ii) the date on which such share is converted or (iii) the date upon which any dissolution, liquidation or winding up of the Corporation is effected. Dividends will be payable on each March 31, June 30, September 30 and December 31. All dividends will accrue whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of Series A Preferred Stock will be deemed to be its "date of issuance" regardless of the number of times a transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

                                     (b)  To the extent not paid on each March
                        31, June 30, September 30 and December 31, all dividends which have accrued on each share of Series A Preferred Stock then outstanding during the three-month period ending upon such date will be added to the Liquidation Value of such share and will remain a part thereof until such dividends are paid.

                                     (c)  If at any time the Corporation pays
                        less than the total amount of dividends then accrued with respect to the Series A Preferred Stock, such payment will be distributed among the holders of the Series A Preferred Stock so that an equal amount will be paid with respect to each outstanding share of Series A Preferred Stock.

                        2.           Liquidation.

                                     Upon any liquidation, dissolution or
                        winding up of the Corporation, the holders of Series A Preferred Stock will be entitled to be paid, before any distribution or payment is made upon any other equity securities of the Corporation, an amount in cash equal to the sum of the aggregate Liquidation Value of all shares of Series A Preferred Stock outstanding, and the holders of Series A Preferred Stock will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up, the assets of the Corporation to be distributed among the holders of the Series A Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders based upon the aggregate Liquidation Value of the Series A Preferred Stock held by such holder. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of

                        Series A Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other Corporation or Corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this subparagraph b.

                        3.           Redemptions.

                                     (a)  Upon resolution of the Board of
                        Directors, the Corporation may redeem shares of Series A Preferred Stock. For each such share which may be redeemed, if any, the Corporation will be obligated to pay to the holder thereof the Redemption Price.

                                     (b)  In the event of redemption the
                        Corporation will mail, unless waived by the holders, written notice (the "Notice of Redemption") of each such redemption to each record holder not less than 10 days prior to the date on which such redemption is to be made. Upon mailing any Notice of Redemption, the Corporation will become obligated (i) to redeem from each holder the number of shares of Series A Preferred Stock, as stated in the Notice of Redemption, to be redeemed from such holder, and (ii) to send each record holder a cashier's or certified check in an amount equal to the Redemption Price of such number of shares of Series A Preferred Stock at least five business days prior to the date specified for redemption in the notice. Upon receipt of such check, the record holder of the shares of Series A Preferred Stock to be redeemed will become obligated to surrender the certificates representing such number of shares on or before the date specified for redemption in the Notice of Redemption. In case fewer than the total number of shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares will be issued to the record holder thereof in such holder's or such holder's nominee's name, without cost to such holder.

                                     (c)  No share of Series A Preferred Stock
                        is entitled to any dividends accruing after redemption. On redemption all rights of the holder of such share will cease, and such share will not be deemed to be outstanding.

                                     (d)  Any shares of Series A Preferred
                        Stock which are redeemed or otherwise acquired by the Corporation will be cancelled and will not be reissued, sold or transferred.

                                     (e)  Neither the Corporation nor any
                        Subsidiary will redeem or otherwise acquire any Series A Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of Series A Preferred Stock on the basis of the number of shares of such class owned by each such holder.

                        4.           Conversion.

                                     (a)  Any holder of Series A Preferred
                        Stock may convert all or any of such shares held by such holder into shares of Common Stock at any time prior to redemption as referred to in subparagraph 3(a) of this paragraph 6, after receipt of Notice of Redemption. The number of shares of Common Stock which any such holder will receive in return for the shares converted by such holder will be 2.083.

                                     (b)  Each conversion of Series A Preferred
                        Stock will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the shares of Series A Preferred Stock to be converted have been surrendered at the principal office of the Corporation. At such time as such conversion has been effected, the rights of the holder of such Series A Preferred Stock as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                                     (c)  As soon as possible after a
                        conversion has been effected, the Corporation will deliver to the converting holder:

                                             (i)   a certificate or certificates
                                     representing the number of shares of
                                     Common Stock issuable by reason of such
                                     conversion in such name or names and such denomination or denominations as the converting holder has specified;

                                             (ii)  payment in an amount equal
                                     to all accrued dividends with respect to such shares of Series A Preferred Stock converted, which have not been paid prior thereto; and

                                             (iii)  a certificate representing
                                     any shares of Series A Preferred Stock
                                     which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                                     (d)  If for any reason the Corporation is
                        unable to pay any accrued dividends on the Series A Preferred Stock being converted, the Corporation will pay such dividends to the converting holder as soon thereafter as funds of the Corporation are legally available for such payment and such obligation will be evidenced by the Corporation's promissory note payable to such holder and bearing interest at the prime rate of interest at the United Bank of Denver, N.A., or a successor thereto, as in effect during the time such note is outstanding.

                                     (e)  The issuance of certificates for
                        shares of Common Stock upon conversion of Series A Preferred Stock will be made without charge to the holders of such Series A Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock.

                                     (f)  The Corporation will not close its
                        books against the transfer of Series A Preferred Stock or of Common Stock issued or issuable upon conversion of Series A Preferred Stock in any manner which interferes with the timely conversion of Series A Preferred Stock.

                                     (g)  The Conversion Price for the Common
                        Stock will be $2.40 per share of Common Stock and will not be subject to adjustment except as otherwise specifically set forth herein.

                                     (h)  Prior to the consummation of any
                        Organic Change, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding) to insure that each of the holders of Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted his Series A Preferred Stock immediately prior to such Organic Change. In any such case appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding) will be made to insure that the provisions of this subparagraph 4(h) will thereafter be applicable to Series A Preferred Stock (including, in the case of any such consolidation, merger or sale in which the successor Corporation or purchasing Corporation is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of Series A Preferred Stock, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                                     (i)  If the Corporation subdivides (by any
                        stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the

                        Conversion Price in effect immediately prior to such combination will be proportionately increased.

                                     (j)  The Corporation will send written
                        notice to all holders of Series A Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or takes a record for determining rights to vote with respect to any Organic Change, dissolution or liquidation. The Corporation will also give to the holders of shares of Series A Preferred Stock at least 30 days prior written notice of the date on which any Organic Change, dissolution or liquidation will take place.

                        5.           Voting Rights.

                                     Holders of shares of Series A Preferred
                        Stock will be entitled to vote on all matters which are or may be submitted to a vote of shareholders of the Corporation permitted under the laws of the State of Delaware. Each share, until redeemed or converted, shall have voting rights equal to 16.667 shares of Common Stock. Holders of the shares of Series A Preferred Stock shall further have the same rights accorded to holders of Common Stock on all matters relating to the voting of such Common Stock provided by the laws of the State of Delaware.

                        6.           Purchase Rights.

                                     If at any time the Corporation grants,
                        issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of Common Stock (the "Purchase Rights"), then each holder of Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Series A Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of Purchase Rights.

                        7.           Definitions.

                                     "Conversion Price" means $2.40, subject to
                        adjustment as provided in subparagraph 4(i) of this paragraph H.

                                     "Liquidation Value" of any share of Series
                        A Preferred Stock as of any particular date will be equal to $5.00 plus any unpaid dividends on such share of Series A Preferred Stock; and, in the event of any liquidation, dissolution or winding up of the Corporation or the redemption of such share of Series A Preferred Stock, unpaid dividends on such share of Series A Preferred Stock, regardless of whether they have become payable, will be added to the Liquidation Value of such share of Series A Preferred Stock, on the payment date in any liquidation, dissolution or winding up, or on the

                        Redemption Date, as the case may be, accrued to the close of business on such payment date or Redemption Date.

                                     "Organic Change" means any capital
                        reorganization, reclassification, consolidation, merger or any sale of all or substantially all of the Corporation's assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock.

                                     "Redemption Date" as to any share of
                        Series A Preferred Stock means the date specified in the Notice of any Redemption provided that no such date will be a Redemption Date unless the applicable Redemption Price is actually paid in full on or before such date, and if not so paid in full, the Redemption Date will be the date on which such Redemption Price is fully paid. If, however, the full Redemption Price is not paid on the Redemption Date solely because a holder has not surrendered his certificate(s) at the Corporation's principal office as provided in subparagraph 3(b) of this paragraph H, then as to such holder the date specified herein for the scheduled redemption shall be the Redemption Date.

                                     "Person" means an individual, a
                        partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                                     "Redemption Price" means an amount equal
                        to the Liquidation Value.

                                     "Subsidiary" means any corporation of
                        which shares of stock having at least a majority of the ordinary voting power in electing the board of directors, is, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through one or more Subsidiaries.

                        8.           Miscellaneous

                                     (a)  The Corporation will keep at its
                        principal office a register for the registration of Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series A Preferred Stock as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Series A Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Series A Preferred Stock represented by the surrendered certificate.

                                     (b)  Upon receipt of evidence and an
                        agreement to indemnify reasonably satisfactory to the Corporation (an affidavit of the registered holder, without bond, will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series A Preferred Stock the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares of Series A Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Series A Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                                     (c)  Amendments, modifications or waivers
                        of any of the terms hereof will be binding and effective if the prior written consent of holders of at least 75% of the Series A Preferred Stock outstanding at the time such action is taken is obtained; provided that no such action will change (i) the rate of or the manner in which dividends on the Series A Preferred Stock accrue or the times at which such dividends become payable or the amount payable on redemption of the Series A Preferred Stock, unless the prior written consent of the holders of at least 90% of the Series A Preferred Stock then outstanding is obtained, (ii) except as set forth in subparagraph 4(i) of this paragraph 8, the Conversion Price of the Series A Preferred Stock or the number of shares or class of stock into which the Series A Preferred Stock is convertible, unless the prior written consent of the holders of at least 90% of the Series A Preferred Stock then outstanding is obtained or (iii) the percentage required to approve any change described in clauses (i) and (ii) above, unless the prior written consent of the holders of at least 90% of the Series A Preferred Stock then outstanding is obtained; and provided further that no such change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Series A Preferred Stock.

                                     (d)  All notices referred to herein,
                        except as otherwise expressly provided, will be hand delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, and will be deemed to have been given when so hand delivered or mailed.

                                     (e)  The Board of Directors shall not have
                        any authority to increase the number of authorized shares of Series A Preferred Stock.

                                     (f)  Except as expressly authorized in
                        this paragraph H, the shares of Series A Preferred Stock, and the holders thereof, shall be subject to the provisions of paragraphs C, D, E, F, and G of this
                        Article 4.

5.            The name and mailing address of the incorporator is:

                                     Timothy K. Skipworth
                                     Gardere & Wynne, L.L.P.
                                     Suite 3000
                                     1601 Elm Street
                                     Dallas, Texas 75201.

6. The number of directors of the Corporation shall be fixed in the manner provided in the Bylaws of the Corporation, and until changed in the manner provided in the Bylaws shall be five (5). The names and mailing addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are as follows:

                         Name                           Address
                         ----                           -------
              George K. Broady                        1220 Champion Circle, Suite 100
                                                      Carrollton, Texas 75006

              William C. Lee                          1220 Champion Circle, Suite 100
                                                      Carrollton, Texas 75006

              Charles C. Neal                         1220 Champion Circle, Suite 100
                                                      Carrollton, Texas 75006

              James D. Pritchett                      1220 Champion Circle, Suite 100
                                                      Carrollton, Texas 75006

              Robert F. Sexton                        1220 Champion Circle, Suite 100
                                                      Carrollton, Texas 75006

7.            Indemnification

              A.        Actions Other Than by or in the Right of the Corporation

                        The Corporation shall indemnify any person who was or
              is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (all of such persons being hereafter referred to in this Article as a "Corporate Functionary"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

              B.        Actions by or in the Right of the Corporation.

                        The Corporation shall indemnify any person who was or
              is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Corporate Functionary against expenses (including attorneys' fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

              C.        Determination of Right to Indemnification.

                        Any indemnification under paragraphs A or B of this
              Article 7 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Corporate Functionary is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs A or B of this
              Article 7. Such determination shall be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iii) by the shareholders.

              D.        Right to Indemnification.

                        Notwithstanding the other provisions of this Article 7,
              to the extent that a Corporate Functionary has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs A or B of this Article 7 (including the dismissal of a proceeding without prejudice or the settlement of a proceeding without admission of liability), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

              E.        Prepaid Expenses.

                        Expenses incurred by a Corporate Functionary in
              defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of the Corporate Functionary to repay such amount if it shall ultimately be determined he is not entitled to be indemnified by the Corporation as authorized in this Article 7.

              F. Right to Indemnification upon Application; Procedure upon Application.

                        Any indemnification of a Corporate Functionary under
              paragraphs B, C or D, or any advance of expenses under paragraph E, of this Article 7 shall be made promptly upon, and in any event within 60 days after, the written request of the Corporate Functionary, unless with respect to applications under paragraphs B, C, or D of this Article 7, a determination is reasonably and promptly made by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, that such Corporate Functionary acted in a manner set forth in such paragraphs as to justify the Corporation in not indemnifying or making an advance of expenses to the Corporate Functionary. If there are no such directors, the Board of Directors shall promptly direct that independent legal counsel shall decide whether the Corporate Functionary acted in a manner set forth in such paragraphs as to justify the Corporation's not indemnifying or making an advance of expenses to the Corporate Functionary. The right to indemnification or advance of expenses granted by this Article 7 shall be enforceable by the Corporate Functionary in any court of competent jurisdiction if the Board of Directors or independent legal counsel denies his claim, in whole or in part, or if no disposition of such claim is made within 60 days. The expenses of the Corporate Functionary incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

              G.        Other Rights and Remedies.

                        The indemnification and advancement of expenses
              provided by or granted pursuant to this Article 7 shall not be deemed exclusive of any other rights to which any person seeking indemnification and/or advancement of expenses may be entitled under any other provision of this Certificate of Incorporation, or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Corporate Functionary and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or modification of this Certificate of Incorporation or relevant provisions of the General Corporation Law of Delaware and other applicable law, if any, shall not affect any then existing rights of a Corporate Functionary to indemnification or advancement of expenses.

              H.        Insurance.

                        Upon resolution passed by the Board of Directors, the
              Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article 7 or the General Corporation Law of Delaware.

              I.        Mergers.

                        For purposes of this Article 7, references to "the
              Corporation" shall include, in addition to the resulting or surviving corporation, constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article 7 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

              J.        Savings Provision.

                        If this Article 7 or any portion hereof shall be
              invalidated on any ground by a court of competent jurisdiction, the Corporation shall nevertheless indemnify each Corporate Functionary as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, including a grand jury proceeding or action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this
              Article 7 that shall not have been invalidated.

8. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

9. A director of the Corporation shall not, to the fullest extent permitted by the General Corporation Law of Delaware as the same exists or may hereafter be amended, be liable to the Corporation or its shareholders for monetary damages for breach of his or her fiduciary duty to the Corporation or its shareholders.

10. No contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

                                     (a)  The fact of such relationship or
                        interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

                                     (b)  The fact of such relationship or
                        interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

                                     (c)  The contract or transaction is fair
                        and reasonable to the Corporation.

              Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

              The undersigned, being the incorporator named above, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this ____ day of _____________, 19__.



                                            ----------------------------------
                                                    Timothy K. Skipworth

                                   EXHIBIT C





                                    BY-LAWS

                                       OF

                                  ULTRAK, INC.

                            (A DELAWARE CORPORATION)

                               TABLE OF CONTENTS



                                                              ARTICLE I

OFFICES

         Section 1.               Registered Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 2.               Other Offices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                                              ARTICLE II

MEETINGS OF SHAREHOLDERS

         Section 1.               Time and Place of Meetings  . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 2.               Annual Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 3.               Notice of Annual Meetings . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 4.               Special Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 5.               Notice of Special Meetings  . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 6.               Quorum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 7.               Organization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 8.               Voting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 9.               List of Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 10.              Inspectors of Votes . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 11.              Actions Without a Meeting . . . . . . . . . . . . . . . . . . . . . . . . .   3

                                                             ARTICLE III

BOARD OF DIRECTORS

         Section 1.               Powers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 2.               Number, Qualification, and Term of Office . . . . . . . . . . . . . . . . .   3
         Section 3.               Resignations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 4.               Removal of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 5.               Vacancies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

MEETINGS OF THE BOARD OF DIRECTORS

         Section 6.               Place of Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 7.               Annual Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 8.               Regular Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 9.               Special Meetings; Notice  . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 10.              Quorum and Manner of Acting . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 11.              Remuneration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

COMMITTEES OF DIRECTORS

         Section 12.              Executive Committee; How Constituted and Powers . . . . . . . . . . . . . .   5

         Section 13.              Organization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 14.              Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 15.              Quorum and Manner of Acting . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 16.              Other Committees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 17.              Alternate Members of Committees . . . . . . . . . . . . . . . . . . . . . .   6
         Section 18.              Minutes of Committees . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

GENERAL

         Section 19.              Actions Without a Meeting . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 20.              Presence at Meetings by Means of Communications Equipment . . . . . . . . .   7

                                                              ARTICLE IV

NOTICES

         Section 1.               Type of Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 2.               Waiver of Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 3.               When Notice Unnecessary . . . . . . . . . . . . . . . . . . . . . . . . . .   7

                                                              ARTICLE V

OFFICERS

         Section 1.               General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 2.               Election or Appointment . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 3.               Salaries of Elected Officers  . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 4.               Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 5.               Chairman of the Board . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 6.               President . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 7.               Vice Presidents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 8.               Assistant Vice Presidents . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 9.               Secretary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 10.              Assistant Secretaries . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 11.              Treasurer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 12.              Assistant Treasurers  . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 13.              Controller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 14.              Assistant Controllers . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

                                                              ARTICLE VI

INDEMNIFICATION

         Section 1.               Actions Other Than by or in the Right of the Corporation  . . . . . . . . .  11
         Section 2.               Actions by or in the Right of the Corporation . . . . . . . . . . . . . . .  11
         Section 3.               Determination of Right to Indemnification . . . . . . . . . . . . . . . . .  11
         Section 4.               Right to Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 5.               Prepaid Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

         Section 6.               Right to Indemnification upon Application; Procedure upon
                                  Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 7.               Other Rights and Remedies . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 8.               Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 9.               Mergers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 10.              Savings Provision . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

                                                             ARTICLE VII

CERTIFICATES REPRESENTING STOCK

         Section 1.               Right to Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 2.               Facsimile Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 3.               New Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 4.               Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 5.               Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 6.               Registered Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . .  14

                                                             ARTICLE VIII

GENERAL PROVISIONS

         Section 1.               Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 2.               Reserves  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 3.               Annual Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 4.               Checks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 5.               Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 6.               Corporate Seal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

                                                              ARTICLE IX
         AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

                                   ARTICLE I

                                    OFFICES

         Section 1. Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

         Section 2. Other Offices. The Corporation may also have offices at such other place or places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

         Section 1. Time and Place of Meetings. All meetings of the shareholders for the election of directors shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of shareholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meetings. Annual meetings of shareholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the shareholders shall elect by a plurality vote a Board of Directors and transact such other business as may properly be brought before the meeting.

         Section 3. Notice of Annual Meetings. Written notice of the annual meeting, stating the place, date, and hour of the meeting, shall be given to each shareholder of record entitled to vote at such meeting not less than 10 or more than 50 days before the date of the meeting.

         Section 4. Special Meetings. Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called at any time by order of the Board of Directors and shall be called by the President, the Board of Directors or at the request in writing of the holders of not less than ten percent (10%) of the voting power represented by all the shares issued, outstanding and entitled to be voted at the proposed special meeting, unless the Certificate of Incorporation provides for a different percentage, in which event such provision of the Certificate of Incorporation shall govern. Such request shall state the purpose or purposes of the proposed special meeting. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

         Section 5. Notice of Special Meetings. Written notice of a special meeting, stating the place, date, and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each shareholder of record entitled to vote at such meeting not less than 10 or more than 50 days before the date of the meeting, except that if the authorized shares are to be increased, at least 30 days notice shall be given.

         Section 6. Quorum. Except as otherwise provided by statute or the Certificate of Incorporation, the holders of stock having a majority of the voting power of the stock entitled to be voted thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the shareholders.
If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time without notice (other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting) until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

         Section 7. Organization. At each meeting of the shareholders, the Chairman of the Board or the President, determined as provided in Article V of these By-Laws, or if those officers shall be absent therefrom, another officer of the Corporation chosen as chairman present in person or by proxy and entitled to vote thereat, or if all the officers of the Corporation shall be absent therefrom, a shareholder holding of record shares of stock of the Corporation so chosen, shall act as chairman of the meeting and preside thereat. The Secretary, or if he shall be absent from such meeting or shall be required pursuant to the provisions of this Section 7 to act as chairman of such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary shall be present thereat) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

         Section 8. Voting. Except as otherwise provided in the Certificate of Incorporation, each shareholder shall, at each meeting of the shareholders, be entitled to one vote in person or by proxy for each share of stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to the provisions of Section 5 of
Article VII of these By-Laws as the record date for the determination of shareholders who shall be entitled to notice of and to vote at such meeting. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held directly or indirectly by the Corporation, shall not be entitled to vote. Any vote by stock of the Corporation may be given at any meeting of the shareholders by the shareholder entitled thereto, in person or by his proxy appointed by an instrument in writing subscribed by such shareholder or by his attorney thereunto duly authorized and delivered to the Secretary of the Corporation or to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date, unless said proxy shall provide for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. At all meetings of the shareholders all matters, except where other provision is made by law, the Certificate of Incorporation, or these By-Laws, shall be decided by the vote of a majority of the votes cast by the shareholders present in person or by proxy and entitled to vote thereat, a quorum being present. Unless demanded by a shareholder of the Corporation present in person or by proxy at any meeting of the shareholders and entitled to vote thereat, or so directed by the chairman of the meeting, the vote thereat on any question other than the election or removal of directors need not be by written ballot. Upon a demand of any such shareholder for a vote by written ballot on any question or at the direction of such chairman that a vote by written ballot be taken on any question, such vote shall be taken by written ballot. On a vote by written ballot, each ballot shall be signed by the shareholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

         Section 9. List of Shareholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by him or through a transfer agent appointed by the Board of Directors, to prepare and make, at least 10 days before every meeting of the shareholders, a complete list of the shareholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days before said meeting, either at a place within the city where said meeting is to be held, which place shall be specified in the notice of said meeting, or, if not so specified, at the place where said meeting is to be held. The list shall also be produced and kept at the time and place of said meeting during the whole time thereof, and may be inspected by any shareholder of record who shall be present thereat. The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, such list or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

         Section 10. Inspectors of Votes. At each meeting of the shareholders, the chairman of such meeting may appoint two Inspectors of Votes to act thereat, unless the Board of Directors shall have theretofore made such appointments. Each Inspector of Votes so appointed shall first subscribe an oath or affirmation faithfully to execute the duties of an Inspector of Votes at such meeting with strict impartiality and according to the best of his ability. Such Inspectors of Votes, if any, shall take charge of the ballots, if any, at such meeting and, after the balloting thereat on any question, shall count the ballots cast thereon and shall make a report in writing to the secretary of such meeting of the results thereof. An Inspector of Votes need not be a shareholder of the Corporation, and any officer of the Corporation may be an Inspector of Votes on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested.

         Section 11. Actions Without a Meeting. Any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereat were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing.

                                  ARTICLE III

                               BOARD OF DIRECTORS

         Section 1. Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which shall have and may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation, or these By-Laws directed or required to be exercised or done by the shareholders.

         Section 2. Number, Qualification, and Term of Office. The number of directors which shall constitute the whole Board of Directors shall not be less than two (2). Within the limits above specified, the number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors. Directors need not be shareholders. The directors shall be elected at the annual meeting of the shareholders, except as provided in Sections 4 and 5 of this Article III, and each director elected shall hold office until the annual meeting next after his election and until his successor is duly elected and qualified, or until his death or retirement or until he resigns or is removed in the manner hereinafter provided. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at any annual or special meeting of shareholders. Such election shall be by written ballot.

         Section 3. Resignations. Any director may resign at any time by giving written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the Secretary. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 4. Removal of Directors. Any director may be removed, either with or without cause, at any time, by the affirmative vote by written ballot of a majority in voting interest of the shareholders of record of the Corporation entitled to vote, given at an annual meeting or at a special meeting of the shareholders called for that purpose. The vacancy in the Board of Directors caused by any such removal shall be filled by the shareholders at such meeting or, if not so filled, by the Board of Directors as provided in
Section 5 of this Article III.

         Section 5. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the annual meeting next after their election and until their successors are elected and qualified, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 6. Place of Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

         Section 7. Annual Meetings. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of shareholders, and no notice of such meeting to the newly elected directors shall be necessary in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held immediately following the annual meeting of shareholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 8. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

         Section 9. Special Meetings; Notice. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, or the Secretary on 48 hours' notice to each director, either personally or by telephone or by mail, telegraph, telex, cable, wireless, or other form of recorded communication; special meetings shall be called by the President or on the written





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
request of any director. Notice of any such meeting need not be given to any director, however, if waived by him in writing or by telegraph, telex, cable, wireless, or other form of recorded communication, or if he shall be present at such meeting.

         Section 10. Quorum and Manner of Acting. At all meetings of the Board of Directors, a majority of the directors at the time in office (but not less than one-third of the whole Board of Directors) shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation after such adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         Section 11. Remuneration. The Board of Directors may at any time and from time to time by resolution provide that a specified sum shall be paid to any director of the Corporation, either as his annual remuneration as such director or member of any committee of the Board of Directors or as remuneration for his attendance at each meeting of the Board of Directors or any such committee. Further, the Corporation shall reimburse each director for any expenses paid by him on account of his attendance at any meeting. Nothing in this Section 11 shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

                            COMMITTEES OF DIRECTORS

         Section 12. Executive Committee; How Constituted and Powers. The Board of Directors may in its discretion, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee consisting of one or more of the directors of the Corporation. Subject to the provisions of
Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and these By-Laws, the Executive Committee shall have and may exercise, when the Board of Directors is not in session, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but the Executive Committee shall not have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee of directors or to elect or approve officers of the Corporation. The Executive Committee shall have the power and authority to authorize the issuance of common stock and grant and authorize options and other rights with respect to such issuance. The Board of Directors shall have the power at any time, by resolution passed by a majority of the whole Board of Directors, to change the membership of the Executive Committee, to fill all vacancies in it, or to dissolve it, either with or without cause.

         Section 13. Organization. The Chairman of the Executive Committee, to be selected by the Board of Directors, shall act as chairman at all meetings of the Executive Committee and the Secretary shall act as secretary thereof. In case of the absence from any meeting of the Executive





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
Committee of the Chairman of the Executive Committee or the Secretary, the Executive Committee may appoint a chairman or secretary, as the case may be, of the meeting.

         Section 14. Meetings. Regular meetings of the Executive Committee, of which no notice shall be necessary, may be held on such days and at such places, within or without the State of Delaware, as shall be fixed by resolution adopted by a majority of the Executive Committee and communicated in writing to all its members. Special meetings of the Executive Committee shall be held whenever called by the Chairman of the Executive Committee or by any member of the Executive Committee then in office. Notice of each special meeting of the Executive Committee shall be given by mail, telegraph, telex, cable, wireless, or other form of recorded communication or be delivered personally or by telephone to each member of the Executive Committee not later than the day before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Executive Committee, however, if waived by him in writing or by telegraph, telex, cable, wireless, or other form of recorded communication, or if he shall be present at such meeting; and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Executive Committee shall be present thereat. Subject to the provisions of this Article III, the Executive Committee, by resolution adopted by a majority of the whole Executive Committee, shall fix its own rules of procedure.

         Section 15. Quorum and Manner of Acting. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Executive Committee.

         Section 16. Other Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more other committees consisting of one or more directors of the Corporation, which, to the extent provided in said resolution or resolutions, shall have and may exercise, subject to the provisions of Section 141 of the Delaware General Corporation Law, and the Certificate of Incorporation and these By-Laws, the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee or in their respective membership, to appoint or remove officers of the Corporation, or to authorize the issuance of shares of the capital stock of the Corporation, except that such a committee may, to the extent provided in said resolutions, grant and authorize options and other rights with respect to the common stock of the Corporation pursuant to and in accordance with any plan approved by the Board of Directors. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power to change the members of any such committee at any time to fill vacancies, and to discharge any such committee, either with or without cause, at any time.

         Section 17. Alternate Members of Committees. The Board of Directors may designate one or more directors as alternate members of the Executive Committee or any other committee, who may replace any absent or disqualified member at any meeting of the committee, or if none be so appointed, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.





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
         Section 18. Minutes of Committees. Each committee shall keep regular minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof.

                                    GENERAL

         Section 19. Actions Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

         Section 20. Presence at Meetings by Means of Communications Equipment. Members of the Board of Directors, or of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting conducted pursuant to this Section 20 shall constitute presence in person at such meeting.

                                   ARTICLE IV

                                    NOTICES

         Section 1. Type of Notice. Whenever, under the provisions of any applicable statute, the Certificate of Incorporation, or these By-Laws, notice is required to be given to any director or shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, in person or by mail, addressed to such director or shareholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given in any manner permitted by Article III hereof and shall be deemed to be given at the time when first transmitted by the method of communication so permitted.

         Section 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of any applicable statute, the Certificate of Incorporation, or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto, and transmission of a waiver of notice by a director or shareholder by mail, telegraph, telex, cable, wireless, or other form of recorded communication may constitute such a waiver.

         Section 3. When Notice Unnecessary. Whenever, under the provisions of the Delaware General Corporation Law, the Certificate of Incorporation or these By-Laws, any notice is required to be given to any shareholder, such notice need not be given to the shareholder if:

         (a) notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or

         (b) all (but in no event less than two) payments (if sent by first class mail) of distributions or interest on securities during a 12-month period,





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
have been mailed to that person, addressed at his address as shown on the records of the Corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given. If such a person delivers to the Corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.

                                   ARTICLE V

                                    OFFICERS

         Section 1. General. The elected officers of the Corporation shall be a President, a Secretary and a Treasurer. The Board of Directors may also elect or appoint a Chairman of the Board, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, a Controller, one or more Assistant Controllers, and such other officers and agents as may be deemed necessary or advisable from time to time, all of whom shall also be officers. Two offices may be held by the same person.

         Section 2. Election or Appointment. The Board of Directors at its annual meeting shall elect or appoint, as the case may be, the officers to fill the positions designated in or pursuant to Section 1 of this Article V. Officers of the Corporation may also be elected or appointed, as the case may be, at any other time.

         Section 3. Salaries of Elected Officers. The salaries of all elected officers of the Corporation shall be fixed by the Board of Directors.

         Section 4. Term. Each officer of the Corporation shall hold his office until his successor is duly elected or appointed and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors or the Executive Committee may be removed at any time by the affirmative vote of a majority of the whole Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise may be filled by the Board of Directors or the appropriate committee thereof.

         Section 5. Chairman of the Board. The Chairman of the Board, if one be elected, shall be the chief executive officer of the Corporation and shall preside when present at all meetings of the Board of Directors and, with the approval of the President, may preside at meetings of the shareholders. He shall advise and counsel the President and other officers of the Corporation, and shall exercise such powers and perform such duties as shall be assigned to or required of him from time to time by the Board of Directors.

         Section 6. President. In the absence of a Chairman of the Board, the President shall be the ranking and chief executive officer of the Corporation and shall have the duties and responsibilities, and the authority and power, of the Chairman of the Board. The President shall be the chief operating officer of the Corporation and, subject to the provisions of these By-Laws, shall have general supervision of the affairs of the Corporation and shall have general and active control of all its business. He shall preside, when present, at all meetings of shareholders, except when the Chairman of the Board presides with the approval of the President and as may otherwise be provided by statute, and, in the absence of any other person designated thereto by these By-Laws, at all meetings of the Board of Directors. He shall see that all orders and resolutions of the Board of





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
Directors and the shareholders are carried into effect. He shall have general authority to execute bonds, deeds, and contracts in the name of the Corporation and affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require, and to fix their compensation, subject to the provisions of these By-Laws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the President; and, in general, to exercise all the powers and authority usually appertaining to the chief operating officer of a corporation, except as otherwise provided in these By-Laws.

         Section 7. Vice Presidents. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

         Section 8. Assistant Vice Presidents. In the absence of a Vice President or in the event of his inability or refusal to act, the Assistant Vice President (or in the event there shall be more than one, the Assistant Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of that Vice President, and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Vice President under whose supervision he is appointed may from time to time prescribe.

         Section 9. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the Executive Committee or other standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall keep and account for all books, documents, papers, and records of the Corporation, except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of the secretary of a corporation.

         Section 10. Assistant Secretaries. In the absence of the Secretary or in the event of his inability or refusal to act, the Assistant Secretary (or, if there shall be more than one, the Assistant Secretaries in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Secretary may from time to time prescribe.





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
         Section 11. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.
If required by the Board of Directors, he shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation. The Treasurer shall be under the supervision of the Vice President in charge of finance, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President, or any such Vice President in charge of finance.

         Section 12. Assistant Treasurers. The Assistant Treasurer or Assistant Treasurers shall assist the Treasurer, and in the absence of the Treasurer or in the event of his inability or refusal to act, the Assistant Treasurer (or in the event there shall be more than one, the Assistant Treasurers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Treasurer may from time to time prescribe.

         Section 13. Controller. The Controller, if one is appointed, shall have supervision of the accounting practices of the Corporation and shall prescribe the duties and powers of any other accounting personnel of the Corporation. He shall cause to be maintained an adequate system of financial control through a program of budgets and interpretive reports. He shall initiate and enforce measures and procedures whereby the business of the Corporation shall be conducted with the maximum efficiency and economy. If required, he shall prepare a monthly report covering the operating results of the Corporation. The Controller shall be under the supervision of the Vice President in charge of finance, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President, or any such Vice President in charge of finance.

         Section 14. Assistant Controllers. The Assistant Controller or Assistant Controllers shall assist the Controller, and in the absence of the Controller or in the event of his inability or refusal to act, the Assistant Controller (or, if there shall be more than one, the Assistant Controllers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Controller and perform such other duties and have such other powers as the Board of Directors, the President, or the Controller may from time to time prescribe.





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
                                   ARTICLE VI

                                INDEMNIFICATION

         Section 1. Actions Other Than by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (all of such persons being hereafter referred to in this Article as a "Corporate Functionary"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         Section 2.       Actions by or in the Right of the Corporation.
The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Corporate Functionary against expenses (including attorneys' fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.


         Section 3. Determination of Right to Indemnification. Any indemnification under Sections 1 or 2 of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of a Corporate Functionary is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 or 2 of this Article VI. Such determination shall be made
(i) by a majority vote of the directors who are not parties to such action, suit, or proceeding, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iii) by the shareholders.

         Section 4. Right to Indemnification. Notwithstanding the other provisions of this Article VI, to the extent that a Corporate Functionary has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2 of this Article VI (including the dismissal of a proceeding without prejudice or the settlement of a proceeding without admission of liability), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         Section 5. Prepaid Expenses. Expenses incurred by a Corporate Functionary in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the





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
Corporation in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of the Corporate Functionary to repay such amount if it shall ultimately be determined he is not entitled to be indemnified by the Corporation as authorized in this Article VI.

         Section 6. Right to Indemnification upon Application; Procedure upon Application. Any indemnification of a Corporate Functionary under Sections 2, 3 or 4, or any advance of expenses under Section 5, of this Article VI shall be made promptly upon, and in any event within 60 days after, the written request of the Corporate Functionary, unless with respect to applications under Sections 2, 3 or 5 of this Article VI, a determination is reasonably and promptly made by the Board of Directors by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, that such Corporate Functionary acted in a manner set forth in such Sections as to justify the Corporation in not indemnifying or making an advance of expenses to the Corporate Functionary. If there are no such directors, the Board of Directors shall promptly direct that independent legal counsel shall decide whether the Corporate Functionary acted in a manner set forth in such Sections as to justify the Corporation's not indemnifying or making an advance of expenses to the Corporate Functionary. The right to indemnification or advance of expenses granted by this Article VI shall be enforceable by the Corporate Functionary in any court of competent jurisdiction if the Board of Directors or independent legal counsel denies his claim, in whole or in part, or if no disposition of such claim is made within 60 days. The expenses of the Corporate Functionary incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

         Section 7. Other Rights and Remedies. The indemnification and advancement of expenses provided by or granted pursuant to this Article VI shall not be deemed exclusive of any other rights to which any person seeking indemnification and/or advancement of expenses may be entitled under any other provision of these By-Laws, or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Corporate Functionary and shall inure to the benefit of the heirs, executors, and administrators of such a person. Any repeal or modification of these By-Laws or relevant provisions of the Delaware General Corporation Law and other applicable law, if any, shall not affect any then existing rights of a Corporate Functionary to indemnification or advancement of expenses.

         Section 8. Insurance. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI or the Delaware General Corporation Law.

         Section 9. Mergers. For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting or surviving corporation, constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent





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
corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         Section 10. Savings Provision. If this Article VI or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, the Corporation shall nevertheless indemnify each Corporate Functionary as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, including a grand jury proceeding or action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VI that shall not have been invalidated.

                                  ARTICLE VII

                        CERTIFICATES REPRESENTING STOCK

         Section 1. Right to Certificate. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock; provided, that, except as otherwise provided in
Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights.

         Section 2. Facsimile Signatures. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

         Section 3. New Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation and alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed.
When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate.

         Section 4. Transfers. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation, or authority to transfer, it shall be the duty of the Corporation, subject to any proper restrictions on transfer, to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

         Section 5. Record Date. The Board of Directors may fix in advance a date, not preceding the date on which the resolution fixing the record date is adopted, and

              (i) not more than 50 days nor less than 10 days preceding the date of any meeting of shareholders, as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof,

             (ii) not more than 10 days after the date on which the resolution fixing the record date is adopted, as a record date in connection with obtaining a consent of the shareholders in writing to corporate action without a meeting, or

            (iii) not more than 50 days before the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or the date on which any other lawful action shall be taken, as the record date for determining the shareholders entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or other lawful action of the corporation, and in such case such shareholders and only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof (provided, however, that the Board of Directors may fix a new record date for an adjourned meeting), or to give such consent, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid. If the Board of Directors does not order the stock transfer books closed, or fix in advance a record date, as above provided, then the record date for the determination of shareholders entitled to notice of, or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or for the determination of shareholders for any proper purpose shall be 30 days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

         Section 6. Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not provided by the laws of the State of Delaware.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the capital stock of the Corporation, if any, subject to the provisions of the Certificate of Incorporation, may be declared by the Board of Directors (but not any committee thereof) at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

         Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

         Section 3. Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the shareholders when called for by vote of the shareholders, a full and clear statement of the business and condition of the Corporation.

         Section 4. Checks. All checks or demands for money and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time prescribe.

         Section 5. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

         Section 6. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced, or otherwise.

                                   ARTICLE IX

                                   AMENDMENTS

         These By-Laws may be altered, amended, or repealed or new By-Laws may be adopted by the Board of Directors at any regular meeting of the Board of Directors or at any special meeting of the Board of Directors if notice of such alteration, amendment, repeal, or adoption of new By-Laws be contained in the notice of such special meeting.

                                 CERTIFICATION



         I, Tim D. Torno, Secretary of the Corporation, hereby certify that the foregoing is a true, accurate and complete copy of the By-Laws of Ultrak, Inc. adopted by its Board of Directors as of ______________, 1995.





                                           -------------------------------------
                                                    Tim D. Torno, Secretary

                                   EXHIBIT D

                                  ARTICLE 113

                               DISSENTERS' RIGHTS

                                     PART I

                      RIGHT OF DISSENT--PAYMENT FOR SHARES

         7-113-101        DEFINITIONS.--For purposes of this article:

         (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

         (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

         (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

         (4) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

         (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

         (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

         (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

         7-113-102        RIGHT TO DISSENT.--(1)   A shareholder, whether or
not entitled to vote, is entitled to dissent and obtain payment of the fair value of his or her shares in the event of any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party if:

         (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation, or

         (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

         (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired.

         (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and

         (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

         (2) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of:

         (a) An amendment to the articles of incorporation that materially and adversely affects rights in respect of the shares because it:

         (I)     Alters or abolishes a preferential right of the shares; or

         (II) Creates, alters, or abolishes a right in respect of redemption of the shares, including a provision respecting a sinking fund for their redemption or repurchase; or

         (b) An amendment to the articles of incorporation that affects rights in respect of the shares because it:

         (I) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

         (II) Reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

         (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

         (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

         7-113-103        DISSENT BY NOMINEES AND BENEFICIAL OWNERS.--(1)  A
record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

         (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if;

         (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

         (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

         (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

                                     PART 2

                  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

         7-113-201        NOTICE OF DISSENTERS' RIGHTS.--(1)  If a proposed
corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) to shareholders not entitled to vote shall not affect any action taken at the shareholders' meeting for which the notice was to have been given.

         (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) to shareholders not entitled to vote shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given.

         7-113-202        NOTICE OF INTENT TO DEMAND PAYMENT.--(1)  If a
proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall:

         (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

         (b)     Not vote the shares in favor of the proposed corporate action.

         (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

         (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

         7-113-203        DISSENTERS' NOTICE.--(1) If a proposed corporate
action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

         (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

         (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

         (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

         (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

         (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

         (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

         (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

         (g)     Be accompanied by a copy of this article.

         7-113-204        PROCEDURE TO DEMAND PAYMENT.--(1)  A shareholder who
is given a dissenters' notice pursuant to section 7- 113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

         (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7- 113-102(2)(d), duly completed, or may be stated in another writing; and

         (b)     Deposit the shareholder's certificates for certificated shares.

         (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

         (3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

         (4) A shareholder who does not demand payment and deposit the Shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

         7-113-205        UNCERTIFICATED SHARES.-- (1)  Upon receipt of a
demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

         (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

         7-113-206        PAYMENT.--(1)  Except as provided in section
7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

         (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

         (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

         (b) A statement of the corporation's estimate of the fair value of the shares;

         (c)     An explanation of how the interest was calculated;

         (d)     A statement of the dissenter's right to demand payment under section 7-113-209; and

         (e)     A copy of this article.

         7-113-207        FAILURE TO TAKE ACTION.--(1)  If the effective date
of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

         (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7- 113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

         7-113-208        SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER
ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.--(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

         (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

         7-113-209        PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT
OR OFFER.--(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

         (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

         (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

         (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

         (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                                     PART 3

                          JUDICIAL APPRAISAL OF SHARES

         7-113-301        COURT ACTION.--(1)  If a demand for payment under
section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

         (2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if it has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

         (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

         (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

         (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

         7-113-302        COURT COSTS AND COUNSEL FEES.-- (1)  The court in an
appraisal proceeding commenced under section 7-311-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

         (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

         (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

         (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

         (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                                 ULTRAK, INC.


The undersigned herby (i) acknowledges receipt of the Notice dated April 28, 1995 of the Annual Meeting of Shareholders of Ultrak, Inc. (the "Company") to be held at 3000 Thanksgiving Tower, Dallas, Texas 75201, on Thursday, May 25, 1995 at 9:00 a.m., Dallas, Texas time, and the Proxy Statement in connection therewith; and (ii) appoints George K. Broady and Tim D. Torno, and each of them, the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock and Preferred Stock of the Comapny standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that his proxy be voted as fololows:

(a) Proposal to change the state of incorporation of the Company, effective as of December 29, 1995, from Colorado to Delaware and adopt a Plan and Agreement of Merger pursuant to which the Company will be merged with and into a newly formed Delaware subsidiary wholly-owned by the Comapny.

       [ ]   FOR             [ ]   AGAINST        [ ]   ABSTAIN

(b) Proposal to elect five directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

       [ ]   FOR all nominees listed below        [ ]   WITHHOLD AUTHORITY to
             (except as marked to the contrary)         vote for all nominees
                                                        listed below

      Directors:  George K. Broady, James D. Pritchett, William C. Lee,
                     Charles C. Neal and Robert F. Sexton

  (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


________________________________________________________________________________

(c) Proposal to approve the selection by the Board of Dirctors of Grant Thornton as the firm of independent certified public accountants to audit the accounts of the Company for the fiscal year ending December 31, 1995.

       [ ]   FOR             [ ]   AGAINST        [ ]   ABSTAIN

(d) In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.

       [ ]   FOR             [ ]   AGAINST        [ ]   ABSTAIN

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

- --------------------------------------------------------------------------------

                         (CONTINUED FROM OTHER SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournement thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such Common Stock and Preferred Stock and hereby ratifies and confirms all that the proxies, their sustitutes, or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                                        ________________________________________

                                        ________________________________________

                                        Dated: _________________________________
                                        Please date this Proxy and sign your
                                        name exactly as it appears heron. Where
                                        there is more than one owner, each
                                        should sign. When signing as an
                                        attorney, administrator, executor,
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